                           SHARE  PURCHASE  AGREEMENT
                           --------------------------


THIS  AGREEMENT  is  made  as  of  the  4th  day  of  October,  2002.

AMONG:

     THE UNDERSIGNED SHAREHOLDERS OF
     TRANSWORLD BENEFITS INC.

     (hereinafter called the "Vendors")

                                                     OF THE FIRST PART

AND:

     THINKA WEIGHT LOSS CORPORATION, of
     ------------------------------
     3675 Pecos-McLeod, Suite 1400
     Las Vegas, Nevada  89121

     (hereinafter called the "Purchaser")

                                                    OF THE SECOND PART

AND:

     TRANSWORLD BENEFITS INC. of
     -----------------------
     20516 Claremont Avenue
     Riverside, California  92507

     (hereinafter called the "Company")

                                                     OF THE THIRD PART


WHEREAS:

A. The Purchaser has offered to purchase all of the issued and outstanding shares of the Company;

B. The Vendors have each severally agreed to sell to the Purchaser all of the issued and outstanding shares of the Company held by each such Vendor on the terms and conditions set forth herein;

C. The parties intend that the Purchaser's acquisition of the Company from the Vendors qualify as a tax-free reorganization within the meaning of
Section 368 of the Internal Revenue Code of 1986, as amended, and shall modify the transaction contemplated herein as may be necessary to conform to the requirements of Section 368, provided such modifications are consistent with the basis of the bargain of this Agreement.

D. In order to record the terms and conditions of the agreement among them the parties wish to enter into this agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the foregoing and of the sum of $1.00 paid by the Purchaser to each of the Vendors and to the Company, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:


1.     INTERPRETATION
       --------------

1.1 Where used herein or in any amendments or Schedules hereto, the following terms shall have the following meanings:


(a)  "Business"  means  the  business  in  which the Company is engaged, namely:

     (i) the sale of contracts for emergency assistance for travellers on worldwide basis;

     (ii) any  other  enterprise  that  is  directly  related  to the foregoing;

(b) "Closing Date" means that business day on which the Purchaser completes that private or public financing referred to in Article 5 or such other date as may be mutually agreed upon by the parties hereto but in any event not more than 90 days from the date of this agreement;

(c) "Company Financial Statements" means those financial statements of the Company as at April 30, 2002, and those financial statements of the Company prepared by management as at August 31, 2002, both of which are attached hereto as Schedule "A";

(d) "Company Shares" means the 5,600,000 common shares in the capital of the Company held by the Vendors, being all of the issued and outstanding shares of the Company;

(e) "Purchaser Financial Statements" means those draft unaudited financial statements of the Purchaser as at June 30, 2002 attached hereto as Schedule "B";

(f) "Purchaser Shares" means those fully paid and non-assessable post-consolidated common shares of the Purchaser to be issued to the Vendors by the Purchaser pursuant to this agreement.

1.2 All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

1.3 The following schedules are attached to and form part of this agreement:

     Schedule  A  -  Company  Financial  Statements
     Schedule  B  -  Purchaser  Financial  Statements
     Schedule  C  -  Employment,  Service  &  Pension  Agreements of the Company
     Schedule  D  -  Real  Property  &  Leases  of  the  Company
     Schedule  E  -  Encumbrances  on  the  Company's  Assets
     Schedule  F  -  Company  Litigation
     Schedule  G  -  Purchaser  Litigation
     Schedule  H  -  Registered  Trademarks,  Trade  Names  &  Patents of the
                     Company

2.     SHARE  EXCHANGE  AND  PURCHASE  OF  SHARES
       ------------------------------------------

2.1 The Vendors each hereby covenant and agree to sell, assign and transfer to the Purchaser, and the Purchaser covenants and agrees to purchase from each of the Vendors the Company Shares held by each Vendor.

2.2 As consideration for the sale of the Company Shares, the Purchaser shall allot and issue to the Vendors the Purchaser Shares.

2.3 The total number of Purchaser Shares to be allotted and issued to the Vendors shall be 4,500,000 shares.

2.4 The Purchaser Shares shall be allotted and issued to the Vendors in the following proportions:

     --------------------------------------------------------------
                                                     Approximate
                                                     Percentage of
                                  Total Number of    Purchaser
     Vendor                       Purchaser Shares   Shares
     --------------------------------------------------------------

     Flax-Flex Fabricators, Ltd.         4,467,000        99.3
     --------------------------------------------------------------

     Ron Robertson                          33,000         0.7
     --------------------------------------------------------------

3.    COVENANTS,  REPRESENTATIONS  AND  WARRANTIES
      OF  THE  VENDORS  AND  THE  COMPANY
      -----------------------------------

     The Vendors and the Company jointly and severally covenant with and represent and warrant to the Purchaser as follows, and acknowledge that the Purchaser is relying upon such covenants, representations and warranties in connection with the purchase by the Purchaser of the Company Shares:

3.1 The Company has been duly incorporated and organized, is validly existing and is in good standing under the laws of Nevada; it has the corporate power to own or lease its property and to carry on the Business; it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary; and it has all necessary licenses, permits, authorizations and consents to operate its Business in accordance with the terms of its business plan.

3.2 The authorized capital of the Company consists of 10,000,000 shares, of which 5,600,000 of such shares have been duly issued and are outstanding as fully paid and non-assessable.

3.3 The Company Shares owned by the Vendors are owned by them as the beneficial and recorded owners with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever as follows:



                                     Number of        Approximate
                                     Company          Percentage of Issued
Name of Principal Shareholder        Shares           Company Shares
--------------------------------------------------------------------------
Flax-Flex Fabricators, Ltd.         5,560,000            99.3
Ron Robertson                          40,000             0.7



3.4 No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Vendors of any of the Company Shares held by any of them.

3.5 No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Company or of any securities of the Company.

3.6 The Company does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Purchaser.

3.7 The Company will not, without the prior written consent of the Purchaser, issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for or acquire any unissued shares in the capital of the Company.

3.8 The Company is not a party to or bound by any guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation.

3.9 The books and records of the Company fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company as at the date hereof, and all material financial transactions of the Company relating to the Business have been accurately recorded in such books and records.

3.10 The Company Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Company as at the date thereof and there will not be, prior to the Closing Date, any increase in such liabilities.

3.11

(a) The entering into of this agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the Company or of any indenture, instrument or agreement, written or oral, to which the Company or the Vendors may be a party;

(b) The entering into of this agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of the Company and the Vendors, result in the violation of any law or regulation of Nevada or of any states in which they are resident or in which the Business is or at the Closing Date will be carried on or of any municipal bylaw or ordinance to which the Company or the Business may be subject;

(c) This agreement has been duly authorized, validly executed and delivered by the Company and the Vendors.

3.12 The Business has been carried on in the ordinary and normal course by the Company since the date of the Company Financial Statements and will be carried on by the Company in the ordinary and normal course after the date hereof and up to the Closing Date.

3.13 Except in connection with the real property leases described on Schedule D hereto, no capital expenditures in excess of $5,000 have been made or authorized by the Company since the date of the Company Financial Statements and no capital expenditures in excess of $5,000 will be made or authorized by the Company after the date hereof and up to the Closing Date without the prior written consent of the Purchaser.

3.14 Except as disclosed in the Schedules hereto, the Company is not a party to any written or oral employment, service or pension agreement, and, the Company does not have any employees who cannot be dismissed on not more than one months notice without further liability.

3.15 Except as disclosed in the Schedules hereto, the Company does not have outstanding any bonds, debentures, mortgages, notes or other indebtedness, and the Company is not under any agreement to create or issue any bonds, debentures, mortgages, notes or other indebtedness, except liabilities incurred in the ordinary course of business.

3.16 Except as disclosed in the Schedules hereto, the Company is not the owner, lessee or under any agreement to own or lease any real property.

3.17 Except as disclosed in the Schedules hereto, the Company owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, all those assets described in the balance sheet included in the Company Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

3.18 The Company has its property insured against loss or damage by all insurable hazards or risks on a replacement cost basis and such insurance coverage will be continued in full force and effect to and including the Closing Date; to the best of the knowledge of the Company and the Vendors, the Company is not in default with respect to any of the provisions contained in any such insurance policy and has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion.

3.19 Except as disclosed herein the Company does not have any outstanding material agreements (including employment agreements) contracts or commitment, whether written or oral, of any nature or kind whatsoever, except:

(a)  agreements,  contracts  and commitments in the ordinary course of business;

(b)  service  contracts  on  office  equipment;

(c) the employment, services and pension agreements described in the Schedules hereto; and

(d)  the  lease  described  in  the  Schedules  hereto.

3.20 Except as provided in the Schedules hereto, there are no actions, suits or proceedings (whether or not purportedly on behalf of the Company), pending or threatened against or affecting the Company or affecting the Business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and neither the Company nor the Vendors are aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

3.21 The Company is not in material default or breach of any contracts, agreements, written or oral, indentures or other instruments to which it is a party and there exists no state of facts which after notice or lapse of time or both which would constitute such a default or breach, and all such contracts, agreements, indentures or other instruments are now in good standing and the Company is entitled to all benefits thereunder.

3.22 The Company has the right to use all of the registered trade marks and trade names, both domestic and foreign, in relation to the Business as set out in the Schedules hereto.

3.23 To the best of the knowledge of the Company and the Vendors, the conduct of the Business does not infringe upon the patents, trade marks, trade names or copyrights, domestic or foreign, of any other person, firm or corporation.

3.24 To the best of the knowledge of the Company and the Vendors, the Company is conducting and will conduct the Business in compliance with all applicable laws, rules and regulations of each jurisdiction in which the Business is or will be carried on, the Company is not in material breach of any such laws, rules or regulations and is or will be on the Closing Date fully licensed, registered or qualified in each jurisdiction in which the Company owns or leases property or carries on or proposes to carry on the Business to enable the Business to be carried on as now conducted and its property and assets to be owned, leased and operated, and all such licenses, registrations and qualifications are or will be on the Closing Date valid and subsisting and in good standing and that none of the same contains or will contain any provision, condition or limitation which has or may have a materially adverse effect on the operation of the Business.

3.25 All facilities and equipment owned or used by the Company in connection with the Business are in good operating condition and are in a state of good repair and maintenance.

3.26 Except as disclosed in the Company Financial Statements and salaries incurred in the ordinary course of business since the date thereof, the Company has no loans or indebtedness outstanding which have been made to or from directors, former directors, officers, shareholders and employees of the Company or to any person or corporation not dealing at arm's length with any of the foregoing, and will not, prior to closing, pay any such indebtedness unless in accordance with budgets agreed in writing by the Purchaser.

3.27 The Company has made full disclosure to the Purchaser of all aspects of the Business and has made all of its books and records available to the representatives of the Purchaser in order to assist the Purchaser in the performance of its due diligence searches and no material facts in relation to the Business have been concealed by the Company or the Vendors.

3.28 There are no material liabilities of the Company of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Company or the Purchaser may become liable on or after the consummation of the transaction contemplated by this agreement, other than liabilities which may be reflected on the Company Financial
Statements, liabilities disclosed or referred to in this agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course of business and attributable to the period since the date of the Company Financial Statements, none of which has been materially adverse to the nature of the Business, results of operations, assets, financial condition or manner of conducting the Business.

3.29 The Articles, bylaws and other constating documents of the Company in effect with the appropriate corporate authorities as at the date of this agreement will remain in full force and effect without any changes thereto as at the Closing Date.

3.30          The  directors  and  officers  of  the  Company  are  as  follows:

     Name                         Position
     ----                         --------

     Charles Seven                CEO, Chairman & Director
     Pirjo Jarvis                 President & Director
     Ron Robertson                Vice President & Director
     Thomas Blake                 Operations Officer
     Keith Romine                 Secretary & Director


4.     COVENANTS,  REPRESENTATIONS  AND  WARRANTIES  OF  THE  PURCHASER
       ----------------------------------------------------------------

     The Purchaser covenants with and represents and warrants to the Vendors and the Company as follows and acknowledges that the Vendors are relying upon such covenants, representations and warranties in entering into this agreement:

4.1 The Purchaser has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada; it is a reporting issuer under the United States Securities Exchange Act of 1934 and is in good
                    ---------------------------------------------
standing with respect to all filings required to be made under such statutes with the United States Securities and Exchange Commission; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

4.2 The authorized capital of the Purchaser consists of 100,000,000 common shares, par value $0.001 per share, of which 14,534,600 shares are currently issued and outstanding as fully paid and non-assessable.

4.3 No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Purchaser.

4.4 The Purchaser will not, without the prior written consent of the Vendors, issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for any unissued shares in the capital of the Purchaser, except for any shares to be issued to complete the financing described in Article 5.

4.5          The  directors  and  officers  of  the  Purchaser  are  as follows:

     Name                         Position
     ----                         --------


     Stacey Lauridia              President & Director
     Louis Scarrone               Chairman of the Board & Director
     Kathy Whyte                  Secretary, Treasurer & Director
     George Lois                  Director



4.6 The Purchaser Audited Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Purchaser as at the date thereof and there will not be, prior to the Closing Date, any material increase in such liabilities.

4.7 There have been no material adverse changes in the financial position or condition of the Purchaser or damage, loss or destruction materially affecting the business or property of the Purchaser since the date of the Purchaser Audited Financial Statements except as disclosed in the Company's Form 8K filed with the United States Securities and Exchange Commission on August 23, 2002.

4.8 The Purchaser has made full disclosure to the Company of all material aspects of the Purchaser's business and has made all of its books and records available to the representatives of the Company in order to assist the Company in the performance of its due diligence searches and no material facts in relation to the Purchaser's business have been concealed by the Purchaser.

4.9 The Purchaser is not a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness or any other person, firm or corporation.

4.10 Except as disclosed in the Schedules attached hereto, there are no actions, suits or proceedings (whether or not purportedly on behalf of the Purchaser), pending or threatened against or affecting the Purchaser or affecting the Purchaser's business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and the Purchaser is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

4.11 The Purchaser's common shares are quoted on the NASD OTC Bulletin Board and the Purchaser is not in breach of any regulation, by-law or policy of, or any of the terms and conditions of its quotation on the NASD OTC Bulletin Board applicable to the Purchaser or its operations.


4.12 The Purchaser does not currently have any employees and is not party to any collective agreements with any labour unions or other association of employees.

4.13 The Purchaser does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Company.

4.14 The business of the Purchaser now and until the Closing Date will be carried on in the ordinary and normal course after the date hereof and upon to the Closing Date and no material transactions shall be entered into until the Closing Date without the prior written consent of the Vendors.

4.15 No liability, cost or expense will be incurred or payable by the Purchaser in connection with the disposition of any of its properties.

4.16 No capital expenditures in excess of $5,000 have been made or authorized by the Purchaser since the date of the Purchaser Audited Financial
Statements and no capital expenditures in excess of $5,000 will be made or authorized by the Purchaser after the date hereof and up to the Closing Date without the prior written consent of the Vendors.

4.17 The Purchaser is not indebted to any of its directors or officers nor are any of the Purchaser's directors or officers indebted to the Purchaser.

4.18 The Purchaser has good and marketable title to its properties and assets as set out in the Purchaser Audited Financial Statements and such properties and assets are not subject to any mortgages, pledges, liens, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

4.19 The Corporate Charter, Articles of Incorporation and Bylaws and any other constating documents of the Purchaser in effect with the appropriate corporate authorities as at the date of this agreement will not have been materially changed as at the Closing Date other than to effect any changes set out in Article 5.

4.20 There are no material liabilities of the Purchaser of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Purchaser or the Company may become liable on or after the consummation of the transaction contemplated by this agreement, other than liabilities which may be reflected on the Purchaser Audited Financial Statements, liabilities disclosed or referred to in this agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course or business and attributable to the period since the date of the Purchaser Audited Financial Statements, none of which has been materially adverse to the nature of the Purchaser's business, results of operations, assets, financial condition or manner of conducting the Purchaser's business.

4.21 (a) The entering into of this agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the Purchaser or of any indenture, instrument or agreement, written or oral, to which the Purchaser may be a party;

     (b) The entering into of this agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of the Purchaser, result in the violation of any law or regulation of the United States or of Nevada or of any local government bylaw or ordinance to which the Purchaser or the Purchaser's business may be subject;

     (c) This agreement has been duly authorized, validly executed and delivered by the Purchaser.

4.22 The Purchaser has no contracts with any officers, directors, accountants, lawyers or others which cannot be terminated with not more than one month's notice.

4.23 No agreement has been made with Purchaser in respect of the purchase and sale contemplated by this Agreement that could give rise to any valid claim by any person against the Company or any Vendor for a finder's fee, brokerage commission or similar payment.

5.     ACTS  IN  CONTEMPLATION  OF  CLOSING
       ------------------------------------

     The Purchaser and the Company covenant and agree with each other and the Vendors to do or cause to be done the following prior to or on the Closing Date:

5.1       The  Purchaser  will:

     (a) call an extraordinary general meeting of its shareholders to seek approval to the change of the name of the Purchaser to "Transworld Benefits, Inc." or such other name as is approved by the directors and the Vendors;

     (b) complete a debt or equity financing to raise net proceeds of not less than $500,000 US.

     (c)  cause  the  Purchaser  Financial  Statements  to  be  audited.

5.2 The Company will cause the Company Financial Statements to be reviewed and commented upon or audited as may required by Item 310 of SEC Regulation SB in order to permit the Purchaser to make the SEC filings required in respect of the purchase and sale of the shares of the Company in accordance with this Agreement.

6.     CONDITIONS  OF  CLOSING
       -----------------------

6.1 All obligations of the Purchaser under this agreement are subject to the fulfilment, at or prior to the Closing Date, of the following conditions:

(a) Except as affected by the completion of the acts set out in Article 5, the respective representations and warranties of the Vendors and the Company contained in this agreement or in any Schedule hereto or certificate or other document delivered to the Purchaser pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this agreement or any such Schedule or certificate is given, and the Purchaser shall have received on the Closing Date certificates dated as of the Closing Date, in forms satisfactory to counsel for the Purchaser and signed under seal by the respective Vendors and by two senior officers of the Company to the effect that their respective representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificates and the closing of the transaction herein provided for shall not be a waiver of the respective representations and warranties contained in Articles 3 and 4 or in any Schedule hereto or in any certificate or document given pursuant to this agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of the Purchaser;

(b) the Company shall have caused to be delivered to the Purchaser either a certificate of an officer of the Company or, at the Purchaser's election, an opinion of legal counsel acceptable to the Purchaser's legal counsel, in either case, in form and substance satisfactory to the Purchaser, dated as of the Closing Date, to the effect that:

     (i) the Company owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, those assets described in the balance sheet included in the Company Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever and howsoever arising;

    (ii) the Company has been duly incorporated, organized and is validly existing under the laws of Nevada, it has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to filings with the appropriate governmental authorities;

   (iii) the issued and authorized capital of the Company is as set out in this agreement and all of the issued and outstanding shares have been validly issued as fully paid and non-assessable;

    (iv) all necessary approvals and all necessary steps and corporate proceedings have been obtained or taken to permit the Company Shares to be duly and validly transferred to and registered in the name of the Purchaser; and

     (v) the consummation of the purchase and sale contemplated by this agreement, and specifically the transfer of the Company Shares to the Purchaser, will not be in breach of any laws of Nevada, and, in particular but without limiting the generality of the foregoing, the execution and delivery of this agreement by the Vendors and the Company has not breached and the consummation of the purchase and sale contemplated hereby will not be in breach of any laws of Nevada or of any state in which a Vendor is resident or the Company carries on business;

     and, without limiting the generality of the foregoing, that all corporate proceedings of the Company, its shareholders and directors and all other matters which, in the reasonable opinion of counsel for the Purchaser, are material in connection with the transaction of purchase and sale contemplated by this agreement, have been taken or are otherwise favourable to the completion of such transaction.

(c) At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, or financial condition of the Company or the Business (financial or otherwise) from that shown on or reflected in the Company Financial Statements.

(d) No substantial damage by fire or other hazard to the Business shall have occurred prior to the Closing Date.

(e) The Company shall have completed or be able to complete on the Closing Date those acts required to have been done in contemplation of closing as set out in Article 5.

6.3          In the event any of the foregoing conditions contained in paragraph
6.2 hereof are not fulfilled or performed at or before the Closing Date to the reasonable satisfaction of the Purchaser, the Purchaser may terminate this agreement by written notice to the Vendors and in such event the Purchaser shall be released from all further obligations hereunder but any of such conditions may be waived in writing in whole or in part by the Purchaser without prejudice to its rights of termination in the event of the non-fulfilment of any other conditions or conditions.

6.4 All obligations of the Vendors under this agreement are subject to the fulfilment, at or prior to the Closing Date, of the following conditions:

(a) The representations and warranties of the Purchaser contained in this agreement or in any Schedule hereto or certificate or other document delivered to the Company and the Vendors pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this agreement or any such Schedule or certificate is given, and the Vendors shall have received on the Closing Date a certificate dated as of the Closing Date, in form satisfactory to the Vendors and signed under seal by two senior officers of the Purchaser, to the effect that such representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificate and the closing of the transaction herein provided for shall not be a waiver of the representations and warranties contained in
     Article 4 or in any Schedule hereto or in any certificate or document given pursuant to this agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of the Vendors.

(b) The Purchaser shall have caused to be delivered to the Vendors either a certificate of an officer of the Purchaser or, at the Vendor's election, an opinion of legal counsel acceptable to counsel to the Vendors, in either case, in form and substance satisfactory to the Vendors, dated as of the Closing Date, to the effect that:

     (i) the Purchaser has been duly incorporated and organized and is validly subsisting under the laws of Nevada, it has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to all filings with the appropriate corporate authorities in Nevada and with respect to all annual and quarterly filings with the United States Securities and Exchange Commission;

    (ii) the issued and authorized capital of the Purchaser is as set out in this agreement and all issued shares have been validly issued as fully paid and non-assessable;

   (iii) all necessary approvals and all necessary steps and corporate proceedings have been obtained or taken to permit the Purchaser Shares to be duly and validly allotted and issued to and registered in the name of the Vendors;

    (iv) the consummation of the purchase and sale contemplated by this agreement, and specifically the issuance and delivery of the Purchaser Shares to the Vendors in consideration of the purchase of the Company Shares, will not be in breach of any laws of Nevada and, in particular but without limiting the generality of the foregoing, the execution and delivery of this agreement by the Purchaser has not breached and the consummation of the purchase and sale contemplated hereby will not be in breach of any securities laws of the United States of America;

     and, without limiting the generality of the foregoing, that all corporate proceedings of the Purchaser, its shareholders and directors and all other matters which, in the reasonable opinion of counsel for the Company, are material in connection with the transaction of purchase and sale contemplated by this agreement, have been taken or are otherwise favourable to the completion of such transaction.

(c) At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, financial condition or business (financial or otherwise) of the Purchaser from that shown on or reflected in the Purchaser Audited Financial Statements.

(d) The Purchaser shall have completed or be able to complete on the Closing Date those acts required to have been done in contemplation of closing as set out in Article 5.

6.5 In the event that any of the conditions contained in paragraph 6.4 hereof shall not be fulfilled or performed by the Purchaser at or before the Closing Date to the reasonable satisfaction of the Vendors then the Vendors shall have all the rights and privileges granted to the Purchaser under paragraph 6.3, mutatis mutandis.

7.     CLOSING  ARRANGEMENTS
       ---------------------

7.1 The closing shall take place on the Closing Date at the offices of Cane O'Neill Taylor, LLC at Suite 500, 2300 West Sahara Avenue, Las Vegas, Nevada.

7.2 On the Closing Date, upon fulfilment of all the conditions set out in Article 6 which have not been waived in writing by the Purchaser or by the Vendors, as the case may be, then:

(a)  the  Vendors  shall  deliver  to  the  Purchaser:

     (i) certificates representing all the Company Shares duly endorsed in blank for transfer or with a stock power of attorney (in either case with the signature guaranteed by the appropriate official) with all eligible security transfer taxes paid;

    (ii) the certificates and officer's certificate or opinion referred to in paragraph 6.2; and

   (iii) evidence satisfactory to the Purchaser and its legal counsel of the completion by the Company and the Vendors of those acts referred to in paragraph 5.2.

(b) the Vendors and the Company shall cause the transfers of the Company Shares into the name of the Purchaser, or its nominee, to be duly and regularly recorded in the books and records of the Company;

(c)  the  Purchaser  shall  issue  and  deliver  to  the  Vendors:

     (i) share certificates representing the Purchaser Shares duly endorsed with legends, acceptable to the Purchaser's counsel, respecting restrictions on transfer as required by or necessary under the applicable securities legislation of the United States or any state, including the non-transferability of such shares for a period of one year from the Closing Date;

    (ii) the certificates and officer's certificate or opinion referred to in paragraph 6.4;

   (iii) evidence satisfactory to the Vendors and their legal counsel of the completion by the Purchaser of those acts referred to in paragraph 5.1; and
    (iv) sequential resignations and directors resolutions such that all of the directors of the Purchaser and all of the Officers of the Purchaser other than Kathy Whyte will have resigned and the following will have been appointed directors of the Purchaser immediately following closing:

          Charles Seven
          Derek van Laare
          Keith Romine.

8.     GENERAL  PROVISIONS
       -------------------

8.1          Time  shall  be  of  the  essence  of  this  agreement.

8.2 This agreement contains the whole agreement between the parties hereto in respect of the purchase and sale of the Company Shares and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this agreement.

8.3 This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Purchaser may not assign this agreement without the consent of the Company which consent may be unreasonably withheld.

8.4 Any notice to be given under this agreement shall be duly and properly given if made in writing and by delivering or telecopying the same to the addressee at the address as set out on page one of this agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by notice given to the other parties hereto in accordance with the foregoing.

8.5 This agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

8.6 This agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, and each of the parties hereto irrevocably attorns to the jurisdiction of the Courts of the State of Nevada.

8.7 No claim shall be made by the Company or the Vendor against the Purchaser, or by the Purchaser against the Company or the Vendors, as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to such party exceeds $5,000.


                    [signatures begin on the following page]

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.

THE COMMON SEAL OF
TRANSWORLD BENEFITS INC.
was hereunto affixed in
the presence of:                                            c/s


_/s/___________________________
Authorized  Signatory



THE COMMON SEAL OF
THINKA WEIGHT LOSS CORPORATION                              c/s
was hereunto affixed in
the presence of:


__/s/__________________________
Authorized  Signatory




SIGNED, SEALED AND DELIVERED
BY CHARLES SEVEN in the presence
of:


__/s/__________________________               __/s/CHARLES SEVEN____________
Signature of Witness                          CHARLES SEVEN

_______________________________
Name

_______________________________
Address

SIGNED, SEALED AND DELIVERED
BY RON ROBERTSON in the presence
of:


__/S/__________________________               __/S/RON ROBERTSON_____________
Signature of Witness                          RON ROBERTSON

_______________________________
Name

_______________________________
Address

                                    SCHEDULE  "A"
                                    -------------

     to  that  Share  Purchase  Agreement  dated  as  of  October  4,  2002








                            PURCHASER  FINANCIAL  STATEMENTS

                                                   June 2002 US FS (Revised).doc





                         THINKA WEIGHT-LOSS CORPORATION
                        (Formerly Encore Ventures, Inc.)
                          (A Development Stage Company)


                              FINANCIAL STATEMENTS


                                  JUNE 30, 2002
                            (Stated in U.S. Dollars)

                                AUDITORS' REPORT





To  the  Shareholders  of
Thinka  Weight-Loss  Corporation
(Formerly  Encore  Ventures,  Inc.)
(A  development  stage  company)


We have audited the balance sheets of Thinka Weight-Loss Corporation (formerly Encore Ventures, Inc.) (a development stage company) as at June 30, 2002 and June 30, 2001, and the statements of loss and deficit accumulated during the development stage, cash flows and stockholders' equity for the year ended June 30, 2002, for the two month period ended June 30, 2001, for the year ended April 30, 2001, and for the period from September 14, 1999 (date of inception) to June 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with United States of America generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2002 and June 30, 2001, and the results of its operations, cash flows, and changes in stockholders' equity for the year ended June 30, 2002, for the two month period ended June 30, 2001, for the year ended April 30, 2001, and for the period from September 14, 1999 (date of inception) to June 30, 2002, in accordance with
United  States  of  America  generally  accepted  accounting  principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1(c) to the financial statements, the Company incurred a net loss of $497,371 since inception, has not attained profitable operations and is dependent upon obtaining adequate financing to fulfil its development activities. These factors raise substantial doubt that the Company will be able to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1(c). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Vancouver, Canada

September 30, 2002                                       Chartered Accountants

                         THINKA WEIGHT-LOSS CORPORATION
                        (Formerly Encore Ventures, Inc.)
                          (A Development Stage Company)

                                 BALANCE SHEETS
                            (Stated in U.S. Dollars)




--------------------------------------------------------
                                        JUNE 30
                                   2002         2001
--------------------------------------------------------


ASSETS

Current
  Cash                          $  14,654   $ 15,198
  Prepaid expenses                  1,979          -
                                ---------------------
                                   16,633     15,198
                                ---------------------

Equipment (Note 4)                  2,470          -
Intangible Asset (Note 5)         250,000          -
                                ---------------------
                                $ 269,103   $ 15,198
=====================================================

LIABILITIES

Current
  Accounts payable and
   accrued liabilities          $  11,100   $  9,516
  Notes payable (Note 6)           89,500          -
                                ---------------------
                                  100,600      9,516
                                ---------------------


STOCKHOLDERS' EQUITY

Capital Stock
  Authorized:
    100,000,000 Common shares,
     par value $0.001 per share

  Issued and outstanding:
    14,534,600 Common shares
     at June 30, 2002 and
    3,380,000 Common shares
     at June 30, 2001              14,534      3,380

  Additional paid-in capital      651,340     91,120

Deficit Accumulated During
  The Development Stage          (497,371)   (88,818)
                                ---------------------
                                  168,503      5,682
                                ---------------------
                                $ 269,103   $ 15,198
=====================================================

                         THINKA WEIGHT-LOSS CORPORATION
                        (Formerly Encore Ventures, Inc.)
                          (A Development Stage Company)

                         STATEMENTS OF LOSS AND DEFICIT
                            (Stated in U.S. Dollars)



--------------------------------------------------------------------------------
                                               TWO                   INCEPTION
                                  YEAR        MONTHS        YEAR    SEPTEMBER 14
                                  ENDED        ENDED        ENDED     1999 TO
                                 JUNE 30      JUNE 30      APRIL 30   JUNE 30
                                   2002         2001         2001       2002
--------------------------------------------------------------------------------

Expenses
  Consulting fees             $   191,615   $    5,000   $    1,000   $197,615
  Depreciation                        692            -            -        692
  Grants                           10,000            -            -     10,000
  Mineral property
   option payments                      -            -          666     25,666
  Office administration
   and sundry                      79,058        2,016       10,049     95,189
  Professional fees               116,834          736       35,424    158,528
  Stock transfer services
                                   12,770            -        1,390     14,160
                                  410,969        7,752       48,529    501,850
                              -------------------------------------------------

Income
  Interest                         (2,416)        (103)      (1,960)    (4,479)
                              -------------------------------------------------

Net Loss For The Period           408,553        7,649       46,569   $497,371
                                                                      =========
Deficit Accumulated
  During The Development
  Stage, Beginning Of Period       88,818       81,169       34,600
                              --------------------------------------

Deficit Accumulated
  During The Development
  Stage, End Of Period        $   497,371   $   88,818   $   81,169
====================================================================

Basic And Diluted Loss
 Per Share                    $     (0.02)  $    (0.01)  $    (0.01)
====================================================================

Weighted Average
 Number Of Shares
 Outstanding                   22,980,050    3,380,000    3,380,000
====================================================================

                         THINKA WEIGHT-LOSS CORPORATION
                        (Formerly Encore Ventures, Inc.)
                          (A Development Stage Company)

                            STATEMENTS OF CASH FLOWS
                            (Stated in U.S. Dollars)


-----------------------------------------------------------------------
                                         TWO                 INCEPTION
                            YEAR       MONTHS      YEAR     SEPTEMBER 14
                            ENDED       ENDED      ENDED      1999 TO
                           JUNE 30     JUNE 30    APRIL 30    JUNE 30
                             2002        2001       2001        2002
-----------------------------------------------------------------------

Cash Flows From
 Operating Activity
  Net loss for the period  $(408,553)  $(7,649)  $(46,569)  $(497,371)

Adjustments To Reconcile
 Net Loss To Net Cash
 Used By Operating Activity
  Depreciation                   692         -          -         692
  (Increase) Decrease in
   prepaid expenses           49,262         -          -      49,262
  Increase (Decrease) in
   accounts payable and
   accrued liabilities         1,584      (453)     7,952      11,100
                           -------------------------------------------
                            (357,015)   (8,102)   (38,617)   (436,317)
                           -------------------------------------------

Cash Flows From Investing
 Activity Purchase of
 intangible asset           (250,000)        -          -    (250,000)
                           -------------------------------------------

Cash Flows From Financing
 Activities
  Proceeds from issuance
   of notes payable           89,500         -          -      89,500
  Proceeds from issuance
   of common stock                 -         -          -      94,500
                           -------------------------------------------
                              89,500         -          -     184,000
                           -------------------------------------------

(Decrease) In Cash          (517,515)   (8,102)   (38,617)   (531,625)

Cash, Beginning
 Of Period                    15,198    23,300     61,917           -

Cash Acquired On
 Asset Acquisition           516,971         -          -     516,971
                           -------------------------------------------

Cash, End Of Period        $  14,654   $15,198   $ 23,300   $  14,654
======================================================================
Supplemental Disclosure
 Of Non-Cash Financing
 And Investing Activities
  Stock issued for
   asset acquisition       $ 577,874   $     -   $      -   $ 577,874
======================================================================
  Stock cancelled
   related to asset
   acquisition             $  (6,500)  $     -   $      -   $  (6,500)
======================================================================

                         THINKA WEIGHT-LOSS CORPORATION
                        (Formerly Encore Ventures, Inc.)
                          (A Development Stage Company)

                        STATEMENT OF STOCKHOLDERS' EQUITY

                                  JUNE 30, 2002
                            (Stated in U.S. Dollars)


                                      COMMON STOCK               DEFICIT
                           ----------------------------------  ACCUMULATED
                                                   ADDITIONAL  DURING THE
                                                     PAID-IN   DEVELOPMENT
                              SHARES      AMOUNT     CAPITAL     STAGE       TOTAL
                           ----------------------------------------------------------

Shares issued for cash
 at $0.001 (December 1999)   1,500,000   $  1,500   $      -   $       -   $   1,500
Shares issued for cash
 at $0.01 (January 2000)     1,500,000      1,500     13,500           -      15,000
Shares issued for cash
 at $0.10 (February 2000)      280,000        280     27,720           -      28,000
Shares issued for cash
 at $0.50 (April 2000)         100,000        100     49,900           -      50,000
Net loss for the period              -          -          -     (34,600)    (34,600)
                           ----------------------------------------------------------

Balance, April 30, 2000      3,380,000      3,380     91,120     (34,600)     59,900

Net loss for the year                -          -          -     (46,569)    (46,569)
                           ----------------------------------------------------------

Balance, April 30, 2001      3,380,000      3,380     91,120     (81,169)     13,331

Net loss for the period              -          -          -      (7,649)     (7,649)
                           ----------------------------------------------------------

Balance, June 30, 2001       3,380,000      3,380     91,120     (88,818)      5,682

Forward stock split
 3.8:1 (July 2001)           9,512,300      9,512     (9,512)          -           -
Shares issued for
 acquisition of
 assets (July 2001)         12,892,300     12,892    564,982           -     577,874
Shares cancelled
(June 2002)                (11,250,000)   (11,250)     4,750           -      (6,500)
Net loss for the year                -          -          -    (408,553)   (408,553)
                           ----------------------------------------------------------

Balance, June 30, 2002      14,534,600   $ 14,534   $651,340   $(497,371)  $ 168,503
                           ==========================================================


                         THINKA WEIGHT-LOSS CORPORATION
                        (Formerly Encore Ventures, Inc.)
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 2002
                            (Stated in U.S. Dollars)



1.     NATURE  OF  OPERATIONS

a)     Organization

The Company was incorporated in the State of Nevada, U.S.A. on September 14, 1999. During the period ended June 30, 2001, the Company's year end was changed from April 30, 2001 to June 30, 2001.

On July 19, 2001, the Company completed a forward stock split at a ratio of 3.8:1 which increased the issued and outstanding common shares from 3,380,000 shares to 12,892,300 shares.

On  August  8,  2001,  the  Company  changed  its  name  to  Thinka  Weight-Loss
Corporation.

b)     Development  Stage  Activities

Thinka Weight-Loss Corporation (the "Company") is currently a development stage company under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 7. The Company holds the proprietary rights to a weight loss product that acts as an appetite reducing agent while providing proper nutritional requirements. Management's intention is to market the product to the mild to moderately overweight individual.

In prior years, the Company had been primarily engaged in the acquisition and exploration of mining properties, and was classified as an exploration stage company.

c)     Going  Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.

As shown in the accompanying financial statements, the Company has incurred a net loss of $497,371 for the period from September 14, 1999 (inception) to June 30, 2002, and has no sales. The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its new business opportunities. Management has plans to seek additional capital through a private placement and public offering of its common stock. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

                         THINKA WEIGHT-LOSS CORPORATION
                        (Formerly Encore Ventures, Inc.)
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 2002
                            (Stated in U.S. Dollars)



2.     SIGNIFICANT  ACCOUNTING  POLICIES

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

a)     Cash  and  Cash  Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

b)     Office  Equipment

Office equipment is recorded at cost and amortized on a straight line basis over its estimated economic life of five years.

c)     Intangible  Asset

The Company continually monitors its intangible assets to determine whether any impairment has occurred. In making such determination with respect to these assets, the Company evaluates the performance on an undiscounted cash flow basis, of the intangible assets or group of assets, which gave rise to an asset's carrying amount. Should impairment be identified, a loss would be reported to the extent that the carrying value of the related intangible asset exceeds the fair value of that intangible asset using the discounted cash flow method. The Company has not amortized intangible assets as operations have not commenced.

                         THINKA WEIGHT-LOSS CORPORATION
                        (Formerly Encore Ventures, Inc.)
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 2002
                            (Stated in U.S. Dollars)



2.     SIGNIFICANT  ACCOUNTING  POLICIES  (Continued)

d)     Basic  and  Diluted  Loss  Per  Share

In accordance with SFAS No. 128 - "Earnings Per Share", the basic loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding. Diluted loss per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. At June 30, 2002, the Company has 1,642,300 of common stock equivalents that were anti-dilutive and excluded in the earnings per share computation.

e)     Income  Taxes

The Company accounts for income taxes under SFAS No. 109 - "Accounting for Income Taxes". Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

f)     Financial  Instruments  and  Concentration  of  Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash, accounts payable and accrued liabilities, and notes payable. At June 30, 2002, the fair market value of these instruments approximated their financial statement carrying amount due to the short-term maturity of these instruments.

g)     Mineral  Property  Option  Payments  and  Exploration  Costs

The Company expenses all costs related to the maintenance and exploration of mineral claims in which it has secured exploration rights prior to establishment of proven and probable reserves. To date, the Company has not established the commercial feasibility of its exploration prospects, therefore, all costs are being expensed.

                         THINKA WEIGHT-LOSS CORPORATION
                        (Formerly Encore Ventures, Inc.)
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 2002
                            (Stated in U.S. Dollars)


2.     SIGNIFICANT  ACCOUNTING  POLICIES  (Continued)

h)     Impairment  of  Long-Lived Assets and Long-Lived Assets to be Disposed of

The Company reviews long-lived assets and including identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

i)     Recent  Accounting  Pronouncements

In July 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141 - "Business Combinations", and SFAS No. 142 - "Goodwill and Other Intangible Assets". SFAS No. 141 eliminates the pooling-of-interests method of accounting for business combinations, except for qualifying business combinations that were initiated prior to July 1, 2001. Under SFAS No. 142, goodwill and indefinite-lived intangible assets are no longer amortized, but are reviewed annually, or more frequently if impairment indicators arise, for impairment. The Company is required to adopt SFAS No. 142 on July 1, 2002. The Company does not believe the adoption of SFAS Nos. 141 and 142 will have a material effect on its financial statements.

In August 2001, the FASB issued SFAS No. 143 - "Accounting for Asset Retirement Obligations". SFAS No. 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived assets. The Company is required to adopt SFAS No. 143 on July 1, 2002, and it does not believe the adoption of SFAS No. 143 will have a material effect on its financial statements.

In October 2001, the FASB issued SFAS No. 144 - "Accounting for the Impairment or Disposal of Long-Lived Assets", which supersedes SFAS No. 121 - "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of", and provides a single accounting model for long-lived assets to be disposed of. The Company is required to adopt SFAS No. 144 on July 1, 2002, and it does not believe the adoption of SFAS No. 144 will have a material effect on its financial statements.

                         THINKA WEIGHT-LOSS CORPORATION
                        (Formerly Encore Ventures, Inc.)
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 2002
                            (Stated in U.S. Dollars)


3.     ACQUISITION  OF  ASSETS

On July 30, 2001, the Company entered into an Asset Purchase and Sale Agreement to acquire all the assets of Six Forty-Nine Incorporated ("649"), a Nevada corporation, by issuing 12,892,300 common shares of the Company.

The  asset  acquisition  is  summarized  as  follows:

     Current assets (including cash of $516,971)       $ 568,212
     Equipment, net                                        3,162
     Intangible asset - Medslim Program                    6,500
                                                       ---------
     Total consideration                               $ 577,874

Since the July 30, 2001 transaction resulted in the former shareholders of 649 acquiring control of Thinka Weight-Loss Corporation ("Thinka"), the transaction, which is referred to as a "reverse take-over", was treated for financial reporting purposes as an acquisition by 649 of the net assets and liabilities of Thinka. 649 was deemed to be the purchaser for accounting purposes.
Consequently, the quarterly unaudited interim financial statements were presented on a consolidated basis for the periods ended September 30, 2001, December 31, 2001 and March 31, 2002.

On June 28, 2002, the Company entered into a stock redemption agreement with 649 to have 11,250,000 common shares returned and cancelled. As consideration for the redemption and cancellation of the 11,250,000 common shares, the intangible asset comprising the "Medslim Program" was returned to 649.

As a result of the June 28, 2002 transaction, the former shareholders of 649 are no longer deemed to have acquired control of Thinka and the financial statements are now presented on a non-consolidated basis.

4.     EQUIPMENT

A  summary  of  equipment  is  as  follows:

                                        2002        2001
                                    ---------------------
Office equipment                    $  3,162     $     -
Less: Accumulated depreciation          (692)          -
                                    ---------------------
                                    $  2,470     $     -
                                    =====================

                         THINKA WEIGHT-LOSS CORPORATION
                        (Formerly Encore Ventures, Inc.)
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 2002
                            (Stated in U.S. Dollars)


5.     INTANGIBLE  ASSET

On January 31, 2002, the Company entered into an Asset Purchase Agreement to acquire all the rights to the intellectual property known as "Carb Fighter". The total cash consideration paid was $250,000.

The intangible asset represents the purchase of all the license rights, title, patents, and interest to certain proprietary formulas.


6.     NOTES  PAYABLE

Notes payable are unsecured, due on demand and bear interest at Bank of America prime rate less 2%.


7.     COMMITMENTS

On July 31, 2001, the Company assumed the obligation from Six Forty-Nine Incorporated ("649") to issue up to 1,642,300 common shares of the Company on the exercise of 1,642,300 warrants issued by 649 with an exercise price of $1.00 per share, expiring December 2, 2002.

The Company had entered into an agreement with its former president to provide management services for a one year term at $750 per month, expiring December 31, 2001. During the year ended June 30, 2002, this agreement was terminated.


8.     INCOME  TAXES

At June 30, 2002, the Company has accumulated net operating losses totalling $497,000 which are available to reduce taxable income in future taxation years. These losses expire as follows:

                   2022     $   408,000
                   2021          56,000
                   2020          33,000
                            ------------
                            $   497,000

The future income tax asset related to these losses have not been recorded in the financial statements as it is more likely than not that the assets will not be realized and a full valuation allowance has been made.

                         THINKA WEIGHT-LOSS CORPORATION
                        (Formerly Encore Ventures, Inc.)
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 2002
                            (Stated in U.S. Dollars)


9.     RELATED  PARTY  TRANSACTIONS

During the year ended June 30, 2002, the Company incurred the following expenses charged by entities controlled by either shareholders, directors and officers, or by individuals in their capacity as directors or officers:

                        2002         2001
                    -----------------------
Consulting          $ 118,490     $      -
Management fees             -        1,500
                    -----------------------
                    $ 118,490     $  1,500
                    =======================

These charges were measured by the exchange amount, which is the amount agreed upon by the transacting parties, and are on term and conditions similar to non-related entities.


10.     MINERAL  PROPERTY  INTEREST

The Company held an option agreement to acquire a 90% interest in a mineral claim block located in the Watson Lake Mining District, Yukon Territories, Canada, for consideration consisting of staged cash payments ($25,000 paid) and exploration expenditures totalling $200,000 by December 31, 2002.

The option agreement was terminated on July 16, 2001 with the agreement of both parties. The Company is no longer pursuing mineral exploration activities and has focused on developing new business opportunities.

                                    SCHEDULE  "B"
                                    -------------

     to  that  Share  Purchase  Agreement  dated  as  of  October  4,  2002








                            COMPANY  FINANCIAL  STATEMENTS

                                   SCHEDULE  "C"
                                   -------------

     to  that  Share  Purchase  Agreement  dated  as  of  October  4,  2002








             EMPLOYMENT,  SERVICE  &  PENSION  AGREEMENTS  OF  THE  COMPANY

                              EMPLOYMENT AGREEMENT
                                 (Thomas Blake)

This EMPLOYMENT AGREEMENT (this "Agreement") is dated and entered into effective as of ______, 2002 (the "Effective Date"), by and between TRANSWORLD BENEFITS, INC. (fka Skyway Home, Inc.), a Nevada corporation (the "Company"), and THOMAS BLAKE, an individual ("Employee").

                                 R E C I T A L S
                                 - - - - - - - -

     WHEREAS, the Company is a corporation formed and duly qualified in the State of Nevada.

     WHEREAS, the Company desires to engage Employee to perform certain services, and Employee desires to provide such services to the Company, upon the terms and conditions of this Agreement.

                                A G R E E M E N T
                                - - - - - - - - -

NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants, provisions and terms set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee agree as follows:

     1. Engagement. The Company hereby employs Employee, and Employee hereby accepts such employment, to provide the "Services" (as defined below) upon the terms and conditions set forth in this Agreement.

     2. Services. During the "Term" (as defined below) of this Agreement, Employee shall perform those services and duties as more described in Schedule 1
                                                                      ----------
attached hereto (collectively, the "Services"). Employee shall have, subject to the direction, supervision and control of the Board of Directors of the Company (the "Board"), the Chief Executive Officer of the Company ("CEO") and the President of the Company (the "President"), and Employee agrees to faithfully perform, such additional duties consistent with such office as may be assigned from time to time by the Board or the CEO. During the Term, Employee shall report to the Board, the CEO and the President.

     3. Term. Unless terminated earlier as provided in this Agreement, the Company retains Employee to provide the Services for a term beginning on October 1, 2002 (the "Start Date") and ending on September 30, 2005 (the "Term"). Thereafter, the Term shall be automatically extended for successive periods of one (1) year unless either the Company or Employee gives the other a written notice electing not to extend the Term, given not less than three (3) months prior to the date upon which any such extension would otherwise begin. As used herein, the term "Term" means the original term and any extension thereof.

     4. Time and Effort. Employee shall perform the Services under this Agreement in a diligent and competent manner. During the Term, Employee shall perform the Services for the Company on a full-time basis.

     5. Compensation. In consideration of Employee's performance of the Services hereunder and other covenants and agreements of Employee hereunder, the Company shall provide to Employee the compensation set forth in this Section 5.

     5.1 Advancements. During the Term and subject to the terms and conditions set forth in Section 5.2 hereof, Employee shall receive advancements against future "Commissions" (as defined in Section 5.2 hereof) (each, an "Advancement") as follows, payable in accordance with the Company's payroll procedures:

          (i) During the first year of the Term, Employee shall receive total Advancements equal to One Hundred Twenty Thousand Dollars ($120,000); and

          (ii) During the second year of the Term and during each subsequent year thereafter, Employee shall receive Advancements in a total amount equal to One Hundred Twenty Thousand Dollars ($120,000) per year.

     5.2  Commissions.  During  the  Term, the Company shall pay to Employee the
          -----------
"Commissions" in the amounts set forth and as calculated pursuant to the terms of Schedule 2, attached hereto and incorporated herein by this reference (the
    -----------
"Sales Territory Business Plan"), subject to the following terms and conditions:

          (i) During the first year of the Term, fifty (50%) of any and all Commissions earned and payable to Employee during any such payment period shall be used to reduce the Advancements made to Employee pursuant to
Section 5.1(i) above. Notwithstanding the foregoing to the contrary, during the first year, Employee's total compensation shall not be reduced to less than One Hundred Twenty Thousand Dollars ($120,000). For example, if no Commissions were earned and payable to Employee during the first year of the Term, Employee shall be entitled to retain the entire $120,000 of Advancements received by Employee pursuant to Section 5.1(i) hereof.

          (ii) After the first year of the Term, one hundred percent (100%) of any and all Commissions earned and payable to Employee during any such payment period shall be used to reduce any outstanding balance of the Advancements made by the Company to Employee during the term of this Agreement (excluding the Advancements made by the Company to Employee during the first year of the Term as set forth in Section 5.1(i) hereof), until such time as such outstanding balance is reduced to zero.

         (iii) In the event that Employee's employment is terminated by the Company with "cause" (as defined in Section 8.4.2 hereof) or terminated by Employee with or without cause, Employee shall repay to the Company the outstanding balance of the Advancements made by the Company to Employee during the term of this Agreement (excluding the Advancements made by the Company to Employee during the first year of the Term as set forth in Section 5.1(i) hereof), by no later than seven (7) days following such termination.

          (iv)     Employee  hereby acknowledges, understands and agrees that
(A) any and all Commissions shall be calculated pursuant to the terms of the Sales Territory Business Plan as set forth in the attached Schedule 2, subject
                                                             ----------
to the terms and conditions set forth in this Agreement; and (B) Employee shall perform such duties and obligations set forth in the Sales Territory Business Plan, including, without limitation, hiring and paying the salaries and expenses of employees.

     5.3  Right  of  First Refusal. In the event that the Company is involved in
          ------------------------
any future offering of shares in the Company, Employee shall have the right of first refusal to purchase, at the purchase price offered to other investors, such number of shares of the Company under such offering so that Employee's total interest in the Company will not be less than two percent (2%) of the total issued and outstanding shares of capital stock in the Company (as determined on a fully diluted, as converted basis).

     5.4  Stock  Option  Plan.  A  stock  option  plan  (the  "Plan")  is  being
          -------------------
established by the Company. Employee shall be entitled to receive options to purchase shares under the Plan equal to two percent (2%) of the total issued and outstanding shares of capital stock in the Company as of the Start Date (as determined on a fully diluted, as converted basis) (the "Optioned Shares"). Subject to the terms set forth herein and in the Plan, Employee shall have the right to purchase 1/3 of the Optioned Shares at each anniversary of the Start Date. Employee shall be entitled to receive such other shares under the Plan as determined by the Company's board of directors in its discretion. Employee hereby acknowledges that

Employee's  right,  title  and  interest in and to any option granted under this
Section  5.4 shall be subject to the terms and conditions set forth in the Plan.

     6.      Other Benefits.  Employee  shall  be  entitled  to  the  following:

     6.1      Reimbursement of Expenses. The Company shall reimburse Employee
              -------------------------
for all business-related expenses and costs actually incurred by Employee in the performance of the Services under this Agreement pursuant to the terms set forth in the Sales Territory Business Plan. In addition, the reimbursement of all such costs and expenses shall be subject to reasonable policies and procedures established from time to time by the Company, including, without limitation, as those set forth in the Company's Employee Handbook, as amended.

     6.2     Paid Vacation.  During the Term, Employee shall be entitled to such
             -------------
period of paid vacation as available to other employees of the Company as set forth in the Company's Employee Handbook, as amended. Notwithstanding the foregoing, during the first three (3) years of the Term, vacation shall not be taken more than two (2) weeks consecutively.

     6.3     Car  Allowance.  During  the  Term,  the  Company will provide
             --------------
Employee with a car allowance of Seven Hundred Dollars ($700) per month pursuant to the terms set forth in the Sales Territory Business Plan.

     6.4     Insurance.  During  the  Term,  Employee shall receive full medical
             ---------

coverage generally available to the Company's other executive and managerial employees. In addition, Employee shall be entitled to receive all other benefits of employment generally available to Company's other executive and managerial employees when and as Employee becomes eligible for them, including dental, life insurance and disability plans.

     7.      Work  Products/Confidentiality/Non-Competition.

     7.1     Work  Products.  Employee  hereby  acknowledges and agrees that any

             --------------
and all "Work Products" (as defined below) which may have been or are made, developed or conceived of in whole or in part by Employee, or any of Employee's Representatives, in connection with services provided on behalf of the Company or relating to the business of the Company, shall belong solely and exclusively to the Company. Employee shall assign or cause its Representatives to assign to the Company such Employee's or Representative's entire right, title and interest, including all patent, copyright, trade secret, trademark and other proprietary rights, in any and all Work Products. The term "Work Products" means and includes, without limitation, a discovery, a development, a design, an improvement, an invention, a know-how, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, business plans, software programs (including the object and source code thereto) or a list (whether in written form or otherwise) of actual or potential customers or suppliers, which is not commonly known by or available to the public and which information (i) derives economic value, actual or potential, from not being generally known to and not being readily ascertainable by proper means by other persons who can obtain economic value from its disclosure or use and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

     7.2     Business  Opportunities.  Employee  covenants  and  agrees that any
             -----------------------
business opportunity which Employee or Employee's "Representatives" (as defined herein) might have during the term of this Agreement which relates to the business of the Company shall first be offered to the Company. If the Company rejects such offer, Employee shall be free to pursue such opportunity. The term "Representative" means and includes, with respect to any person or entity, each shareholder, director, officer, manager, constituent member, constituent partner, trustor, beneficiary, trustee, successor-in-interest, predecessor-in-interest, "Affiliate" (as defined in Section 7.4 hereof), employee, agent, attorney or other representative of such party, expressly excluding however, with respect to each party to this Agreement, the other party to this Agreement.

     7.3     Proprietary Information.  In the course of Employee's employment by
             -----------------------
the Company, each of Employee and Employee's Representatives, has had, and will continue to have, access to confidential and proprietary information regarding the Company and its business, including, but not limited to, information regarding the Company's technologies, methods and techniques, product information, specifications, technical drawings and designs, trade secrets, know-how, sources of supply, product and market research data, customer lists, marketing plans, and financial information regarding the Company and its operations. Such information shall be referred to hereinafter as "Proprietary Information" and shall include any and all of the information of the type described and shall also include any and all other confidential and proprietary information relating to the business to be conducted by the Company, whether previously existing, now existing or arising hereafter, whether conceived or developed by others or by Employee alone or with others, and whether or not conceived or developed during regular working hours. Proprietary Information which is released into the public domain during the period of Employee's employment under this Agreement, provided the same is not in the public domain as a consequence of disclosure directly or indirectly by Employee in violation of this Agreement, shall not be subject to the restrictions of this Section.

     7.3.1     Fiduciary  Obligations.  Employee  acknowledges  that the Company
               ----------------------
has taken all reasonable steps in protecting the secrecy of the Proprietary Information, that said Proprietary Information is of critical importance to the Company and that a violation of this Section of this Agreement would seriously and irreparably impair and damage the Company's business. Accordingly, Employee agrees that it shall keep (and shall use its commercially reasonable best efforts to cause its Representatives to keep) all Proprietary Information in a fiduciary capacity for the sole benefit of the Company.

     7.3.2     Non-Disclosure.  Employee  shall not, directly or indirectly, use
               --------------
or disclose (except as Employee's duties may require and except as required by law) any Proprietary Information to any person other than the Company, any employees of the Company who are authorized, at the time of such disclosure, to receive such information, or such other persons to whom Employee has been specifically instructed to make disclosure by the Board of Directors of the Company and in all such cases only to the extent required in the course of Employee's employment by the Company. At the termination of this Agreement, Employee shall deliver to the Company all notes, letters, documents, records, computer files, programs and other media which may contain Proprietary Information which are then in its possession or control and shall not retain or use any copies or summaries thereof.

     7.4     Non-Competition.  During  the Term and for the two year period
             ---------------
following the termination or expiration of the Term (such periods referred to collectively as the "Restriction Period"), neither Employee nor any of Employee's "Affiliates" (as defined below) shall, directly or indirectly, engage in, become employed by, serve as an agent or consultant to, or become a constituent member, partner, principal or stockholder (other than a holder of less than 5% of the outstanding voting shares of any publicly-held company) of, or receive any interest in or from any person or entity which engages directly or indirectly in any business or activity competitive with any business or activity engaged in by the Company or any of its subsidiaries. "Affiliates" shall mean and include, with respect to any other person or entity, any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with such person or entity.

     7.5     Non-Solicitation  of  Employees.  During  the  Restriction  Period,
             -------------------------------
neither Employee nor any of Employee's Affiliates shall, directly or indirectly, for Employee's own account or for the account of any other person or entity with which Employee is or shall become associated in any capacity, (a) solicit for employment, employ or otherwise interfere with the relationship of the Company or any of its Affiliates, any person who at any time during the six months preceding such solicitation, employment or interference is or was employed by or otherwise engaged to perform services for the Company or any of its Affiliates, other than any such solicitation or employment during Employee's employment with the Company on behalf of the Company, or (b) induce any employee of the Company or any of its Affiliates who is a member of management to engage in any activity which Employee is prohibited from engaging in under any of this Section hereof or to terminate Employee's employment with the Company.

     7.6     Non-Solicitation  of  Customers.  During  the  Restriction  Period,
             -------------------------------
neither Employee nor any of Employee's Affiliates shall, directly or indirectly, solicit or otherwise attempt to establish for Employee or any other person, firm or entity any business relationship of a nature that is competitive with the business or relationship of the Company or any of its Affiliates, with any person, firm or corporation which, during the twelve-month period preceding the date Employee's employment with the Company and its Affiliates terminates, was a customer, client or distributor of the Company or any of its Affiliates, other than any such solicitation during Employee's employment with the Company or on behalf of the Company.

     8.      Termination.

     8.1     Termination  Upon  Death.  If  Employee  dies during the Term, this
             ------------------------
Agreement shall terminate. Upon such termination, Employee shall be entitled to all accrued and unpaid compensation due under Section 5 above and the other obligations of the Company under this Agreement shall cease as of the date of the termination.

     8.2     Termination  Upon  Permanent  Disability.  In  the  event  of  the
             ----------------------------------------
"Permanent Disability" (as hereinafter defined) of Employee, the Company may terminate this Agreement pursuant to the terms and conditions set forth in the Company's Employee Handbook, as amended. For the purposes of this Agreement, Employee shall be deemed to have suffered "Permanent Disability" in the event that Employee has become disabled by physical or mental illness or injury to the extent that the Board of Directors of the Company reasonably believes, notwithstanding such reasonable accommodations as the Company may make in response to such disability, that Employee cannot carry out or perform Employee's duties hereunder. In the event that the Company terminates this Agreement following Employee's Permanent Disability, other than accrued and unpaid compensation due to Employee, the compensation obligations of the Company under Section 5 hereof and any other obligations of the Company under this Agreement shall cease as of the date of the termination.

     8.3     Termination  by  Employee.
             -------------------------

     8.3.1 Employee may terminate this Agreement without cause at any time and for any reason upon sixty (60) days' notice to the Company.

     8.3.2 Employee may immediately terminate this Agreement for cause at any time by written notice to the Company. For purposes of this Agreement, the term "cause" for termination by Employee shall be (a) a breach by the Company of any material covenant or obligation hereunder; or (b) the voluntary or involuntary dissolution of the Company. The written notice given hereunder by Employee to the Company shall specify in reasonable detail the cause for termination, and, in the case of the cause described in (a) above, such termination notice shall not be effective until thirty (30) days after the Company's receipt of such notice, during which time the Company shall have the right to respond to Employee's notice and cure the breach or other event giving rise to the termination. In the event that the Company is able to cure, this Agreement shall continue in full force and effect.

     8.4     Termination  by  the  Company.
             -----------------------------

     8.4.1 The Company may terminate this Agreement without cause at any time and for any reason upon sixty (60) days' notice to Employee.

     8.4.2 The Company may terminate this Agreement for cause at any time by written notice to Employee. For purposes of this Agreement, the term "cause" for termination by the Company shall be (a) a conviction of or plea of guilty or nolo contendre by Employee to a felony; (b) any action or activity of Employee which could reasonably be expected to have a material adverse effect on the Company, its business, its goodwill or its prospects; (c) the refusal by Employee to perform its material duties and obligations hereunder; or (d) Employee's gross negligence or willful and intentional misconduct in the performance of its duties and obligations. The written notice given hereunder by the Company to Employee shall specify in reasonable detail the cause for termination. In the case of a termination for the cause described in (a) above, such termination shall be effective upon receipt of the written notice. In the case of the causes described in (b) through (d) above, such termination notice shall not be effective until thirty
(30) days after Employee's receipt of such notice, during which time Employee shall have the right to respond to the Company's notice and cure the breach or other event giving rise to the termination. In the event that Employee is able to cure, this Agreement shall continue in full force and effect.

     8.5     Effect  of  Termination.  Upon  any  termination  of  this
             -----------------------
Agreement, the obligations and covenants of the parties hereunder shall be of no further force and effect, except as provided in Section 11.7 below and as set forth in this Section 8.5. Upon any termination of this Agreement by Employee or the Company pursuant to Section 8 hereof, (a) the Company shall pay to Employee all accrued and unpaid compensation as of the date of such termination subject to the terms and conditions set forth in this Agreement; (b) if termination by the Company based on "cause" or by the Employee, Employee shall repay to the Company any outstanding balance of the Advancements made to Employee pursuant to Section 5.1(ii) hereof; and (c) all other obligations of the Company under this Agreement shall cease as of the date of such termination, including, without limitation, the right of Employee with respect to any unvested rights or shares granted or any future offering by the Company.

     8.6     Effect  of  Combination  or Dissolution.  This Agreement shall
             ---------------------------------------
not be terminated by the voluntary or involuntary dissolution of the Company, or by any merger or consolidation in which the Company is not the surviving or resulting entity, or any transfer of all or substantially all of the assets of the Company, or upon any transfer of a majority of the ownership interests of the Company by one or more members in one or more transactions, or upon the issuance of units of membership interests of the Company constituting a majority of the outstanding units immediately following such issuance. Instead, subject to Employee's right to terminate this Agreement pursuant to Section 8.3 above, the provisions of this Agreement shall be binding on and inure to the benefit of the Company's creditors, the surviving business entity or the business entity to which such units or assets shall be transferred.

     9.     Remedies.

     9.1     Injunctive  Relief.  Employee  acknowledges and agrees that (i) the
             ------------------
covenants and the restrictions contained in Section 7 above are necessary, fundamental, and required for the protection of the Company's business; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each of such covenants a unique and extraordinary value; and (iii) a breach of any of such covenants will result in irreparable harm and damages to the Company which cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, the Company shall be entitled to seek injunctive or other equitable relief to restrain or enjoin Employee from breaching any such covenant or to specifically enforce the provisions of Section 7 above.

     9.2     No  Limitation  of  Remedies.  Notwithstanding  the  provisions set
             ----------------------------
forth in Section 9.1 of this Agreement or any other provision contained in this Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including without limitation, this
Section 9, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     10. Representations and Warranties. Employee hereby represents and warrants to the Company as follows:

     10.1     Acquisition  Entirely  for  Own  Account.  Employee  agrees  that
              ----------------------------------------
Employee is acquiring the shares of the Company ("Shares") for investment purposes only, for Employee's own account, and not for sale or with a view to distribution of all or any part of such Shares. Employee has no contract, undertaking, agreement or arrangement with any person or entity to sell, hypothecate, pledge, donate, or otherwise transfer (with or without consideration) the Shares or any portion thereof, and Employee has no present plans or intention to enter any such contract, undertaking agreement or arrangement.

     10.2     Accredited  Investor.  With respect to the acquisition of the
              --------------------
Shares, Employee qualifies as an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

     10.3     Investment Experience.  Employee acknowledges and understands
              ---------------------
that an investment in the Company is speculative in nature and involves a high degree of risk, and that the Company has no financial or operating history.
Employee acknowledges that Employee is able to fend for himself/herself, can bear the economic risk of Employee's investment, and has such knowledge and experience in financial or business matters that Employee is capable of evaluating the merits and risks of the investment in the Shares.

     10.4     Restricted  Shares.  Employee  acknowledges that Employee was
              ------------------
informed that the Shares are not registered under the Securities Act or applicable state laws, and that such Shares are "restricted Shares" and may not be transferred or otherwise disposed of unless subsequently registered under the Securities Act or such laws, or unless an exemption from such registration is available.

     11.     Miscellaneous.

     11.1     Successors  and  Assigns. This Agreement is in the nature of a
              ------------------------
personal services contract; and neither party shall assign this Agreement without the prior written consent of the other party. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal Representatives.

     11.2     Governing  Law.  This  Agreement  shall  be construed under and in
              --------------
accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law).

     11.3     Waiver.  The failure of the Company to insist on strict compliance
              ------
with any of the terms, covenants, or conditions of this Agreement by any other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

     11.4     Notices.  Any  notice or other communication required or permitted
              -------
hereunder (each, a "Notice") shall be in writing, and shall be deemed to have been given (a) two (2) days following deposit of such Notice in the United States mail, certified, postage prepaid, return receipt requested, or (b) upon receipt if delivered personally, or delivered by reputable, recognized third party overnight delivery service or courier service or (c) the next business day following receipt, if transmitted by facsimile (provided that such facsimile is followed by the deposit of the original Notice, or a copy thereof, in the United States mail, certified, postage prepaid, return receipt requested, no later than the next business day following transmission of such facsimile), addressed to the parties as follows:

To  Employee:               Mr.  Thomas  Blake

                            -----------------------------

                            -----------------------------
                            -----------------------------



To  the  Company:          TransWorld  Benefits,  Inc.
                           Attn:  _________________________
                           2041 Business Center Drive, Suite 201
                           Irvine, California  92612

Either party may require such Notices to be delivered and given to any address different from or additional to the address set forth above, by delivering
Notice  thereof  to  the  other  party  pursuant  to  this  Section.

     11.5     Arbitration.  Any  controversy  arising out of or relating to this
              ------------
Agreement shall be settled by arbitration in Orange County, California in accordance with the Commercial Arbitration Rules of the American Arbitration Association before a single arbitrator agreed to by the parties. If no agreement can be reached regarding the selection of such arbitrator, the American Arbitration Association shall deliver to the parties a list with the names of three qualified arbitrators. Each party shall select a single name. The name not selected by either party or, in the alternative, selected by both parties shall be the arbitrator of such controversy. The decision of the arbitrator shall be binding and non-appealable. The parties hereto consent to the jurisdiction of the Superior Court of the State of California for the County of Orange and of the United States District Court of the Southern District for all purposes in connection with such arbitration, including the entry of judgment on any award.

     11.6     Amendments.  This  Agreement,  together  with  the  attached
              ----------
Schedule(s), constitutes the entire agreement of the parties hereto with respect to the employment and retention of Employee by the Company, and supersedes any and all prior and contemporaneous agreements, whether oral or in writing, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended, modified, altered or supplemented except by written agreement executed and delivered by the parties hereto.

     11.7     Survival of Certain Rights and Obligations.  The rights and
              ------------------------------------------
obligations of the parties hereto pursuant to Sections 7, 8.5, 9 and 10 of this Agreement shall survive the termination of this Agreement.

     11.8     Severability.  If  any  provision  of  this Agreement is held by a
              ------------
court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way. If any court of competent jurisdiction holds any provision of this Agreement to be invalid, void or unenforceable with respect to any state, region or locality, such provision shall nevertheless continue in full force and effect in all other states, regions and localities to which such provision applies.

     11.9     Further  Assurances.  The parties agree that, at any time and from
              -------------------

time to time during the Term, they will take any action and execute and deliver any document which the other party reasonably requests in order to carry out the purposes of this Agreement.

     11.10     Counterparts.  This  Agreement  may  be  executed  in  one  or
               ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.11     Attorneys' Fees.  If any action at law or in equity is necessary
               ----------------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover any and all reasonable attorneys' fees, expert witness fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     11.12     No  Third  Party Beneficiary.  This Agreement is made and entered
               ----------------------------
into between the parties solely for the benefit of the parties, and not for the benefit of any other third party or entity. No third party or entity shall be deemed or considered a third party beneficiary of any covenant, promise or other provision of this Agreement or have any right to enforce any such covenant, promise or other provision against either or both parties.

                        [signatures follow on next page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first above written.

"Company"

TRANSWORLD BENEFITS, INC., a Nevada corporation

By:  ----------------------------------------
Name: ---------------------------------------
Title: --------------------------------------




"Employee"


---------------------------------------------
THOMAS BLAKE, an individual

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                                 (Thomas Blake)

This AMENDMENT TO EMPLOYMENT AGREEMENT (this "Agreement") is dated and entered into effective as of June ______, 2002 (the "Effective Date"), by and between TRANSWORLD BENEFITS, INC. (fka Skyway Home, Inc.), a Nevada corporation (the "Company"), and THOMAS BLAKE, an individual ("Employee").

                                 R E C I T A L S
                                 - - - - - - - -

     WHEREAS, the Company and Employee have executed and entered into that certain Employment Agreement, dated as of the Effective Date hereof (the "Employment Agreement").

     WHEREAS, the parties desire to amend the Employment Agreement as set forth herein.

                                A G R E E M E N T
                                - - - - - - - - -

NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants, provisions and terms set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee agree as follows:

     1.     Amendment.  Pursuant  to Section 7 and other related sections of the
Employment Agreement, Employee has agreed not to engage in any business or activity competitive with the business or activity of the Company, as more particularly described in Section 7 of the Employment Agreement. The Company hereby agrees to amend the Employment Agreement to permit Employee to engage in the activities described on Exhibit 1, attached hereto, for the permitted period
                            ---------
set  forth  in Exhibit 1.  Employee hereby agrees as follows: (a) not to engage,
               ---------
directly or indirectly, in any business or activity with any person or entity other than those described on Exhibit 1; and (b) following the expiration of the
                              ---------
applicable  permitted  period described on Exhibit 1, Employee shall immediately
                                           ---------
cease  engaging  in  such  activity  or  business.

     2. Effect of Amendment. Except as amended and modified by this Amendment, the Employment Agreement shall remain in full force and effect.

     3.     Miscellaneous.

     (a)     Successors  and  Assigns.  This  Amendment  is  in  the nature of a
             ------------------------
personal services contract; and neither party shall assign this Amendment without the prior written consent of the other party. This Amendment shall be binding on and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal Representatives.

     (b)     Governing  Law.  This  Amendment  shall  be  construed under and in
             --------------
accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law).

     (c)     Waiver.  The  failure of the Company to insist on strict compliance
             ------
with any of the terms, covenants, or conditions of this Amendment by any other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

     (d)     Counterparts.  This  Amendment  may  be  executed  in  one or  more
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment as of the date first above written.

"Company"

TRANSWORLD BENEFITS, INC., a Nevada corporation

By:  ----------------------------------------
Name: ---------------------------------------
Title: --------------------------------------



"Employee"


---------------------------------------------
THOMAS BLAKE, an individual
"Company"

                                    Exhibit 1

                              Permitted Activities

--------------------------------------------------------------------------------
Permitted  Activity.     Permitted  Period:  Employee  may  engage  in  the
-------------------      -----------------
                         corresponding  permitted activity during the period set
                         forth  below.  Following the expiration of such period,
                         Employee  may  not  engage  in  such  activity  either
                         directly  or  indirectly:
--------------------------------------------------------------------------------
1.                       1.  60  days  from  October  1,  2002
--------------------------------------------------------------------------------

                                   Schedule 1

                              Description of Duties

During  the  Term,  Employee  shall  perform  the  following  services:

(1) Serve as Vice-President of the Division of Insurance Group for the Company, including, without limitation, the following:

     (a)     managing  insurance  underwriting  and  product  administration.

     (b) providing administrative services and insurance and corporate sales.

     (c) managing the sales and marketing of such division in accordance with the Sales Territory Business Plan;

     (d) managing direct mail and other programs for such division in accordance with the Sales Territory Business Plan; and

     (e)     hiring  and  supervising vice presidents of sales in accordance with  the  Sales  Territory  Business  Plan.

(2)     Serve  as  a  member  of  the  Company's  Executive  Committee.

                                   Schedule 2

             Sales Territory Business Plan; Schedule of Commissions

                              (See attached pages)

                              EMPLOYMENT AGREEMENT
                                 (Pirjo Jarvis)

This EMPLOYMENT AGREEMENT (this "Agreement") is dated and entered into effective as of ______, 2002 (the "Effective Date"), by and between TRANSWORLD BENEFITS, INC. (fka Skyway Home, Inc.), a Nevada corporation (the "Company"), and PIRJO JARVIS, an individual ("Employee").

                                 R E C I T A L S
                                 - - - - - - - -

     WHEREAS, the Company is a corporation formed and duly qualified in the State of Nevada.

     WHEREAS, the Company desires to engage Employee to perform certain services, and Employee desires to provide such services to the Company, upon the terms and conditions of this Agreement.

                                A G R E E M E N T
                                - - - - - - - - -

NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants, provisions and terms set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee agree as follows:

     1. Engagement. The Company hereby employs Employee, and Employee hereby accepts such employment, to provide the "Services" (as defined below) upon the terms and conditions set forth in this Agreement.

     2. Services. During the "Term" (as defined below) of this Agreement, Employee shall perform those services and duties as more described in Schedule 1
                                                                      ----------
attached hereto (collectively, the "Services"). Employee shall have, subject to the direction, supervision and control of the Board of Directors of the Company (the "Board") and the Chief Executive Officer of the Company ("CEO"), and Employee agrees to faithfully perform, such duties as are typically performed by the president of a comparably-sized company engaged in activities comparable to the business of the Company, and such additional duties consistent with such office as may be assigned from time to time by the Board or the CEO. During the Term, Employee shall report to the Board and the CEO.

     3. Term. Unless terminated earlier as provided in this Agreement, the Company retains Employee to provide the Services for a term beginning on November 1, 2002 (the "Start Date") and ending on October 31, 2005 (the "Term"). Thereafter, the Term shall be automatically extended for successive periods of one (1) year unless either the Company or Employee gives the other a written notice electing not to extend the Term, given not less than three (3) months prior to the date upon which any such extension would otherwise begin. As used herein, the term "Term" means the original term and any extension thereof.

     4. Time and Effort. Employee shall perform the Services under this Agreement in a diligent and competent manner. During the Term, Employee shall perform the Services for the Company on a full-time basis.

     5. Compensation. In consideration of Employee's performance of the Services hereunder and other covenants and agreements of Employee hereunder, the Company shall provide to Employee the compensation set forth in this Section 5.

     5.1     Advancements.  During  the  Term  and  subject  to  the  terms  and
             ------------
conditions set forth in Section 5.2 hereof, Employee shall receive advancements against future "Commissions" (as defined in Section 5.2 hereof ) (each, an "Advancement") as follows, payable in accordance with the Company's payroll procedures:


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          (i)     During  the  first  year  of  the Term, Employee shall receive total Advancements equal to: (a) One Hundred Twenty Thousand Dollars ($120,000); plus (b) a signing bonus of Fifty Thousand Dollars ($50,000); and

         (ii) During the second year of the Term and during each subsequent year thereafter, Employee shall receive Advancements in a total amount equal to One Hundred Twenty Thousand Dollars ($120,000) per year.

     5.2     Commissions.  During  the  Term,  the  Company  shall  pay  to
             -----------
Employee the "Commissions" in the amounts set forth and as calculated pursuant to the terms of Schedule 2, attached hereto and incorporated herein by this
                    -----------
reference (the "Sales Territory Business Plan"), subject to the following terms and conditions:

          (i) During the first year of the Term, fifty (50%) of any and all Commissions earned and payable to Employee during any such payment period shall be used to reduce the Advancements made to Employee pursuant to Section 5.1(i) above. Notwithstanding the foregoing to the contrary, during the first year, Employee's total compensation shall not be reduced to less than One Hundred Seventy Thousand Dollars ($170,000). For example, if no Commissions were earned and payable to Employee during the first year of the Term, Employee shall be entitled to retain the entire $170,000 of Advancements received by Employee pursuant to Section 5.1(i) hereof.

         (ii) After the first year of the Term, one hundred percent (100%) of any and all Commissions earned and payable to Employee during any such payment period shall be used to reduce any outstanding balance of the Advancements made by the Company to Employee during the term of this Agreement (excluding the Advancements made by the Company to Employee during the first year of the Term as set forth in Section 5.1(i) hereof), until such time as such outstanding balance is reduced to zero.

         (iii) In the event that Employee's employment is terminated by the Company with "cause" (as defined in Section 8.4.2 hereof) or terminated by Employee with or without cause, Employee shall repay to the Company the outstanding balance of the Advancements made by the Company to Employee during the term of this Agreement (excluding the Advancements made by the Company to Employee during the first year of the Term as set forth in Section 5.1(i) hereof), by no later than seven (7) days following such termination, from any Commissions due and payable to the Employee pursuant to Schedule 2.

          (iv)     Employee  hereby  acknowledges,  understands  and agrees that
(A) any and all Commissions shall be calculated pursuant to the terms of the Sales Territory Business Plan as set forth in the attached Schedule 2,
                                                                     ----------
subject to the terms and conditions set forth in this Agreement; and (B) Employee shall perform such duties and obligations set forth in the Sales Territory Business Plan, including, without limitation, the hiring and paying the salaries and expenses of employees.

      5.3     Right  of  First  Refusal.  In  the  event that the Company is
              -------------------------
involved in any future offering of shares in the Company, Employee shall have the right of first refusal to purchase, at the purchase price offered to other investors, such number of shares of the Company under such offering so that Employee's total interest in the Company will not be less than two percent (2%) of the total issued and outstanding shares of capital stock in the Company (as determined on a fully diluted, as converted basis).


      5.4     Stock  Option Plan.  A stock option plan (the "Plan") is being
              ------------------
established by the Company. Employee shall be entitled to receive options to purchase shares under the Plan equal to two percent (2%) of the total issued and outstanding shares of capital stock in the Company as of the Start Date (as determined on a fully diluted, as converted basis) (the "Optioned Shares"). Subject to the terms set forth herein and in the Plan, Employee shall have the right to purchase 1/3 of the Optioned Shares at each anniversary of the Start Date. Employee shall be entitled to receive such other shares under the Plan as determined by the Company's board of directors in its discretion. Employee hereby acknowledges that Employee's right, title and interest in and to any option granted under this Section 5.4 shall be subject to the terms and conditions set forth in the Plan.

      6.     Other Benefits.  Employee  shall  be  entitled  to  the  following:

      6.1     Reimbursement  of  Expenses.  The  Company  shall  reimburse
              ---------------------------
Employee for all business-related expenses and costs actually incurred by Employee in the performance of the Services under this Agreement pursuant to the terms set forth in the Sales Territory Business Plan. In addition, the reimbursement of all such costs and expenses shall be subject to reasonable policies and procedures established from time to time by the Company, including, without limitation, as those set forth in the Company's Employee Handbook, as amended.

      6.2     Paid Vacation.  During the Term, Employee shall be entitled to
              -------------
such period of paid vacation as available to other employees of the Company as set forth in the Company's Employee Handbook, as amended. Notwithstanding the foregoing, during the first three (3) years of the Term, vacation shall not be taken more than two (2) weeks consecutively.

      6.3     Car  Allowance.  During  the  Term,  the  Company will provide
              --------------
Employee with a car allowance of Seven Hundred Dollars ($700) per month pursuant to the terms set forth in the Sales Territory Business Plan.

     6.4     Insurance.  During  the  Term,  Employee shall receive full medical
             ----------
coverage generally available to the Company's other executive and managerial employees. In addition, Employee shall be entitled to receive all other benefits of employment generally available to Company's other executive and managerial employees when and as Employee becomes eligible for them, including dental, life insurance and disability plans.

     7.     Work  Products/Confidentiality/Non-Competition.

     7.1     Work  Products.  Employee  hereby  acknowledges and agrees that any
             --------------
and all "Work Products" (as defined below) which may have been or are made, developed or conceived of in whole or in part by Employee, or any of Employee's Representatives, in connection with services provided on behalf of the Company or relating to the business of the Company, shall belong solely and exclusively to the Company. Employee shall assign or cause its Representatives to assign to the Company such Employee's or Representative's entire right, title and interest, including all patent, copyright, trade secret, trademark and other proprietary rights, in any and all Work Products. The term "Work Products" means and includes, without limitation, a discovery, a development, a design, an improvement, an invention, a know-how, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, business plans, software programs (including the object and source code thereto) or a list (whether in written form or otherwise) of actual or potential customers or suppliers, which is not commonly known by or available to the public and which information (i) derives economic value, actual or potential, from not being generally known to and not being readily ascertainable by proper means by other persons who can obtain economic value from its disclosure or use and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

       7.2     Business  Opportunities.  Employee  covenants  and agrees that
               -----------------------
any business opportunity which Employee or Employee's "Representatives" (as defined herein) might have during the term of this Agreement which relates to the business of the Company shall first be offered to the Company. If the Company rejects such offer, Employee shall be free to pursue such opportunity. The term "Representative" means and includes, with respect to any person or entity, each shareholder, director, officer, manager, constituent member, constituent partner, trustor, beneficiary, trustee, successor-in-interest, predecessor-in-interest, "Affiliate" (as defined in Section 7.4 hereof), employee, agent, attorney or other representative of such party, expressly excluding however, with respect to each party to this Agreement, the other party to this Agreement.

     7.3     Proprietary Information.  In the course of Employee's employment by
             -----------------------
the Company, each of Employee and Employee's Representatives, has had, and will continue to have, access to confidential and proprietary information regarding the Company and its business, including, but not limited to, information regarding the Company's technologies, methods and techniques, product information, specifications, technical drawings and designs, trade secrets, know-how, sources of supply, product and market research data, customer lists, marketing plans, and financial information regarding the Company and its operations. Such information shall be referred to hereinafter as "Proprietary Information" and shall include any and all of the information of the type described and shall also include any and all other confidential and proprietary information relating to the business to be conducted by the Company, whether previously existing, now existing or arising hereafter, whether conceived or developed by others or by Employee alone or with others, and whether or not conceived or developed during regular working hours. Proprietary Information which is released into the public domain during the period of Employee's employment under this Agreement, provided the same is not in the public domain as a consequence of disclosure directly or indirectly by Employee in violation of this Agreement, shall not be subject to the restrictions of this Section.

     7.3.1     Fiduciary  Obligations.  Employee  acknowledges  that the Company
               ----------------------
has taken all reasonable steps in protecting the secrecy of the Proprietary Information, that said Proprietary Information is of critical importance to the Company and that a violation of this Section of this Agreement would seriously and irreparably impair and damage the Company's business. Accordingly, Employee agrees that it shall keep (and shall use its commercially reasonable best efforts to cause its Representatives to keep) all Proprietary Information in a fiduciary capacity for the sole benefit of the Company.

     7.3.2     Non-Disclosure.  Employee  shall  not,  directly or indirectly,
               --------------
use or disclose (except as Employee's duties may require and except as required by law) any Proprietary Information to any person other than the Company, any employees of the Company who are authorized, at the time of such disclosure, to receive such information, or such other persons to whom Employee has been specifically instructed to make disclosure by the Board of Directors of the Company and in all such cases only to the extent required in the course of Employee's employment by the Company. At the termination of this Agreement, Employee shall deliver to the Company all notes, letters, documents, records, computer files, programs and other media which may contain Proprietary Information which are then in its possession or control and shall not retain or use any copies or summaries thereof.

     7.4     Non-Competition.  During  the  Term  and  for  the  two year period
             ---------------
following the termination or expiration of the Term (such periods referred to collectively as the "Restriction Period"), neither Employee nor any of Employee's "Affiliates" (as defined below) shall, directly or indirectly, engage in, become employed by, serve as an agent or consultant to, or become a constituent member, partner, principal or stockholder (other than a holder of less than 5% of the outstanding voting shares of any publicly-held company) of any person or entity which engages directly or indirectly in any business or activity competitive with any business or activity engaged in by the Company or any of its subsidiaries. "Affiliates" shall mean and include, with respect to any other person or entity, any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with such person or entity.

      7.5     Non-Solicitation of Employees.  During the Restriction Period,
              -----------------------------
neither Employee nor any of Employee's Affiliates shall, directly or indirectly, for Employee's own account or for the account of any other person or entity with which Employee is or shall become associated in any capacity, (a) solicit for employment, employ or otherwise interfere with the relationship of the Company or any of its Affiliates, any person who at any time during the six months preceding such solicitation, employment or interference is or was employed by or otherwise engaged to perform services for the Company or any of its Affiliates, other than any such solicitation or employment during Employee's employment with the Company on behalf of the Company, or (b) induce any employee of the Company or any of its Affiliates who is a member of management to engage in any activity which Employee is prohibited from engaging in under any of this Section hereof or to terminate Employee's employment with the Company.

      7.6     Non-Solicitation of Customers.  During the Restriction Period,
              -----------------------------
neither Employee nor any of Employee's Affiliates shall, directly or indirectly, solicit or otherwise attempt to establish for Employee or any other person, firm or entity any business relationship of a nature that is competitive with the business or relationship of the Company or any of its Affiliates, with any person, firm or corporation which, during the twelve-month period preceding the date Employee's employment with the Company and its Affiliates terminates, was a customer, client or distributor of the Company or any of its Affiliates, other than any such solicitation during Employee's employment with the Company or on behalf of the Company.

      8.     Termination.

     8.1     Termination  Upon  Death.  If  Employee  dies during the Term, this
             ------------------------
Agreement shall terminate. Upon such termination, Employee shall be entitled to all accrued and unpaid compensation due under Section 5 above and the other obligations of the Company under this Agreement shall cease as of the date of the termination.

     8.2     Termination  Upon  Permanent  Disability.  In  the  event  of  the
             ----------------------------------------
"Permanent Disability" (as hereinafter defined) of Employee, the Company may terminate this Agreement pursuant to the terms and conditions set forth in the Company's Employee Handbook, as amended. For the purposes of this Agreement, Employee shall be deemed to have suffered "Permanent Disability" in the event that Employee has become disabled by physical or mental illness or injury to the extent that the Board of Directors of the Company reasonably believes, notwithstanding such reasonable accommodations as the Company may make in response to such disability, that Employee cannot carry out or perform Employee's duties hereunder. In the event that the Company terminates this Agreement following Employee's Permanent Disability, other than accrued and unpaid compensation due to Employee, the compensation obligations of the Company under Section 5 hereof and any other obligations of the Company under this Agreement shall cease as of the date of the termination.

     8.3     Termination  by  Employee.
             -------------------------

     8.3.1 Employee may terminate this Agreement without cause at any time and for any reason upon sixty (60) days' notice to the Company.

     8.3.2 Employee may immediately terminate this Agreement for cause at any time by written notice to the Company. For purposes of this Agreement, the term "cause" for termination by Employee shall be (a) a breach by the Company of any material covenant or obligation hereunder; or (b) the voluntary or involuntary dissolution of the Company. The written notice given hereunder by Employee to the Company shall specify in reasonable detail the cause for termination, and, in the case of the cause described in (a) above, such termination notice shall not be effective until thirty (30) days after the Company's receipt of such notice, during which time the Company shall have the right to respond to Employee's notice and cure the breach or other event giving rise to the termination. In the event that the Company is able to cure, this Agreement shall continue in full force and effect.

      8.4     Termination  by  the  Company.
              -----------------------------

      8.4.1 The Company may terminate this Agreement without cause at any time and for any reason upon sixty (60) days' notice to Employee.

      8.4.2 The Company may terminate this Agreement for cause at any time by written notice to Employee. For purposes of this Agreement, the term "cause" for termination by the Company shall be (a) a conviction of or plea of guilty or nolo contendre by Employee to a felony; (b) any action or activity of Employee which could reasonably be expected to have a material adverse effect on the Company, its business, its goodwill or its prospects; (c) the refusal by Employee to perform its material duties and obligations hereunder; or (d) Employee's gross negligence or willful and intentional misconduct in the performance of its duties and obligations. The written notice given hereunder by the Company to Employee shall specify in reasonable detail the cause for termination. In the case of a termination for the cause described in (a) above, such termination shall be effective upon receipt of the written notice. In the case of the causes described in (b) through (d) above, such termination notice shall not be effective until thirty (30) days after Employee's receipt of such notice, during which time Employee shall have the right to respond to the Company's notice and cure the breach or other event giving rise to the termination. In the event that Employee is able to cure, this Agreement shall continue in full force and effect.

      8.5     Effect  of  Termination.  Upon  any  termination  of  this
              -----------------------
Agreement, the obligations and covenants of the parties hereunder shall be of no further force and effect, except as provided in Section 11.7 below and as set forth in this Section 8.5. Upon any termination of this Agreement by Employee or the Company pursuant to Section 8 hereof, (a) the Company shall pay to Employee all accrued and unpaid compensation as of the date of such termination subject to the terms and conditions set forth in this Agreement; (b) if termination by the Company based on "cause" or by the Employee, Employee shall repay to the Company any outstanding balance of the Advancements made to Employee pursuant to Section 5.1(ii) hereof; and (c) all other obligations of the Company under this Agreement shall cease as of the date of such termination, including, without limitation, the right of Employee with respect to any unvested rights or shares granted herein or any future offering by the Company.

      8.6     Effect  of  Combination  or Dissolution.  This Agreement shall not
              ---------------------------------------
be terminated by the voluntary or involuntary dissolution of the Company, or by any merger or consolidation in which the Company is not the surviving or resulting entity, or any transfer of all or substantially all of the assets of the Company, or upon any transfer of a majority of the ownership interests of the Company by one or more members in one or more transactions, or upon the issuance of units of membership interests of the Company constituting a majority of the outstanding units immediately following such issuance. Instead, subject to Employee's right to terminate this Agreement pursuant to Section 8.3 above, the provisions of this Agreement shall be binding on and inure to the benefit of the Company's creditors, the surviving business entity or the business entity to which such units or assets shall be transferred.

     9.     Remedies.

     9.1     Injunctive  Relief.  Employee acknowledges and agrees that (i)
             ------------------
the covenants and the restrictions contained in Section 7 above are necessary, fundamental, and required for the protection of the Company's business; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each of such covenants a unique and extraordinary value; and (iii) a breach of any of such covenants will result in irreparable harm and damages to the Company which cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, the Company shall be entitled to seek injunctive or other equitable relief to restrain or enjoin Employee from breaching any such covenant or to specifically enforce the provisions of Section 7 above.

     9.2     No  Limitation  of  Remedies.  Notwithstanding  the  provisions set
             ----------------------------
forth in Section 9.1 of this Agreement or any other provision contained in this Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including without limitation, this
Section 9, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     10. Representations and Warranties. Employee hereby represents and warrants to the Company as follows:

     10.1     Acquisition  Entirely  for  Own  Account.  Employee  agrees  that
              ----------------------------------------
Employee is acquiring the shares of the Company ("Shares") for investment purposes only, for Employee's own account, and not for sale or with a view to distribution of all or any part of such Shares. Employee has no contract, undertaking, agreement or arrangement with any person or entity to sell, hypothecate, pledge, donate, or otherwise transfer (with or without consideration) the Shares or any portion thereof, and Employee has no present plans or intention to enter any such contract, undertaking agreement or arrangement.

     10.2     Accredited  Investor.  With respect to the acquisition of the
              --------------------
Shares, Employee qualifies as an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

     10.3     Investment Experience.  Employee acknowledges and understands
              ---------------------
that an investment in the Company is speculative in nature and involves a high degree of risk, and that the Company has no financial or operating history.
Employee acknowledges that Employee is able to fend for himself/herself, can bear the economic risk of Employee's investment, and has such knowledge and experience in financial or business matters that Employee is capable of evaluating the merits and risks of the investment in the Shares.

     10.4     Restricted  Shares.  Employee  acknowledges that Employee was
              ------------------
informed that the Shares are not registered under the Securities Act or applicable state laws, and that such Shares are "restricted Shares" and may not be transferred or otherwise disposed of unless subsequently registered under the Securities Act or such laws, or unless an exemption from such registration is available.

     11.     Miscellaneous.

     11.1     Successors  and  Assigns.  This  Agreement  is  in the nature of a
              ------------------------
personal services contract; and neither party shall assign this Agreement without the prior written consent of the other party. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal Representatives.

     11.2     Governing  Law.  This  Agreement  shall  be construed under and in
              --------------
accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law).

     11.3     Waiver.  The failure of the Company to insist on strict compliance
              ------
with any of the terms, covenants, or conditions of this Agreement by any other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

     11.4     Notices.  Any  notice  or  other  communication  required  or
              -------
permitted hereunder (each, a "Notice") shall be in writing, and shall be deemed to have been given (a) two (2) days following deposit of such Notice in the United States mail, certified, postage prepaid, return receipt requested, or (b) upon receipt if delivered personally, or delivered by reputable, recognized third party overnight delivery service or courier service or (c) the next business day following receipt, if transmitted by facsimile (provided that such facsimile is followed by the deposit of the original Notice, or a copy thereof, in the United States mail, certified, postage prepaid, return receipt requested, no later than the next business day following transmission of such facsimile), addressed to the parties as follows:

To  Employee:               Ms.  Pirjo  Jarvis
                            ___________________________
                            ___________________________
                            ___________________________


To  the  Company:           TransWorld  Benefits,  Inc.
                            Attn: _________________________
                            2041 Business Center Drive, Suite 201
                            Irvine,  California  92612

Either party may require such Notices to be delivered and given to any address different from or additional to the address set forth above, by delivering
Notice  thereof  to  the  other  party  pursuant  to  this  Section.

     11.5     Arbitration.  Any  controversy  arising out of or relating to this
              ------------
Agreement shall be settled by arbitration in Orange County, California in accordance with the Commercial Arbitration Rules of the American Arbitration Association before a single arbitrator agreed to by the parties. If no agreement can be reached regarding the selection of such arbitrator, the American Arbitration Association shall deliver to the parties a list with the names of three qualified arbitrators. Each party shall select a single name. The name not selected by either party or, in the alternative, selected by both parties shall be the arbitrator of such controversy. The decision of the arbitrator shall be binding and non-appealable. The parties hereto consent to the jurisdiction of the Superior Court of the State of California for the County of Orange and of the United States District Court of the Southern District for all purposes in connection with such arbitration, including the entry of judgment on any award.

     11.6     Amendments.  This  Agreement,  together  with  the  attached
              ----------
Schedule(s), constitutes the entire agreement of the parties hereto with respect to the employment and retention of Employee by the Company, and supersedes any and all prior and contemporaneous agreements, whether oral or in writing, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended, modified, altered or supplemented except by written agreement executed and delivered by the parties hereto.

     11.7     Survival  of  Certain  Rights  and  Obligations.  The  rights  and
              -----------------------------------------------
obligations of the parties hereto pursuant to Sections 7, 8.5, 9 and 10 of this Agreement shall survive the termination of this Agreement.

     11.8     Severability.  If  any  provision  of  this Agreement is held by a
              ------------
court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way. If any court of competent jurisdiction holds any provision of this Agreement to be invalid, void or unenforceable with respect to any state, region or locality, such provision shall nevertheless continue in full force and effect in all other states, regions and localities to which such provision applies.

     11.9     Further  Assurances.  The parties agree that, at any time and from
              -------------------
time to time during the Term, they will take any action and execute and deliver any document which the other party reasonably requests in order to carry out the purposes of this Agreement.

     11.10     Counterparts.  This  Agreement  may  be  executed  in  one  or
               ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.11     Attorneys' Fees.  If  any action at law or in equity is necessary
               ----------------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover any and all reasonable attorneys' fees, expert witness fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     11.12     No  Third  Party Beneficiary.  This Agreement is made and entered
               ----------------------------
into between the parties solely for the benefit of the parties, and not for the benefit of any other third party or entity. No third party or entity shall be deemed or considered a third party beneficiary of any covenant, promise or other provision of this Agreement or have any right to enforce any such covenant, promise or other provision against either or both parties.

                        [signatures follow on next page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first above written.

"Company"

TRANSWORLD BENEFITS, INC., a Nevada corporation

By: _______________________________________
Name: _____________________________________
Title:_____________________________________



"Employee"


__________________________________________
PIRJO JARVIS, an individual

                                   Schedule 1

                              Description of Duties

During  the  Term,  Employee  shall  perform  the  following  services:

(1)     Serve  as  President  of  the  Company.

(2)     Serve  on  the  Company's  Executive  Committee.

(3) Manage matters in connection with Company's personnel and human resources.

(4) Manage, supervise, oversee, and handle the Company's day-to-day operations.

(5) Serve as supervisor to the Company's Communications Director, subject to guidance from the Company's Vice President.

(6) Supervise and manage Company's division for Travel and Credit Card Industries, including, without limitation, (a) managing the sales and marketing of such division; (b) managing direct mail and other programs for such division; and (c) hiring and supervising vice presidents of sales, in accordance with the Sales Territory Business Plan.

                                   Schedule 2

             Sales Territory Business Plan; Schedule of Commissions

                              (See attached pages)

                              EMPLOYMENT AGREEMENT
                               (Ronald Robertson)

This EMPLOYMENT AGREEMENT (this "Agreement") is dated and entered into effective as of ______, 2001 (the "Effective Date"), by and between TRANSWORLD BENEFITS, INC. (fka Skyway Home, Inc.), a Nevada corporation (the "Company"), and RONALD ROBERTSON, an individual ("Employee").

                                 R E C I T A L S
                                 - - - - - - - -

     WHEREAS, the Company is a corporation formed and duly qualified in the State of Nevada.

     WHEREAS, the Company desires to engage Employee to perform certain services, and Employee desires to provide such services to the Company, upon the terms and conditions of this Agreement.

                                A G R E E M E N T
                                - - - - - - - - -

NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants, provisions and terms set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee agree as follows:

     1. Engagement. The Company hereby employs Employee, and Employee hereby accepts such employment, to provide the "Services" (as defined below) upon the terms and conditions set forth in this Agreement.

     2. Services. During the "Term" (as defined below) of this Agreement, Employee shall perform those services and duties as more described in Schedule 1
                                                                      ----------
attached hereto (collectively, the "Services"). Employee shall have, subject to the direction, supervision and control of the Board of Directors of the Company (the "Board") and the Chief Executive Officer of the Company ("CEO"), and Employee agrees to faithfully perform, such additional duties consistent with such office as may be assigned from time to time by the Board or the CEO. During the Term, Employee shall report to the Board and the CEO.

     3. Term. Unless terminated earlier as provided in this Agreement, the Company retains Employee to provide the Services for a term beginning on October 1, 2001 (the "Start Date") and ending on September 30, 2005 (the "Term"). Thereafter, the Term shall be automatically extended for successive periods of one (1) year unless either the Company or Employee gives the other a written notice electing not to extend the Term, given not less than three (3) months prior to the date upon which any such extension would otherwise begin. As used herein, the term "Term" means the original term and any extension thereof.

     4. Time and Effort. Employee shall perform the Services under this Agreement in a diligent and competent manner. During the Term, Employee shall perform the Services for the Company on a full-time basis.

     5. Compensation. In consideration of Employee's performance of the Services hereunder and other covenants and agreements of Employee hereunder, the Company shall provide to Employee the compensation set forth in this Section 5.

     5.1     Advancements.  During  the  Term  and  subject  to  the  terms  and
             ------------
conditions set forth in Section 5.2 hereof, Employee shall receive advancements against future "Commissions" (as defined in Section 5.2 hereof) (each, an "Advancement") as follows, payable in accordance with the Company's payroll procedures:

          (i) During the first year of the Term, Employee shall receive total Advancements equal to: (a) One Hundred Twenty Thousand Dollars ($120,000); plus (b) a signing bonus of Thirty Thousand Dollars ($30,000) paid over the first twelve (12) months commencing on October 1, 2001; and

          (ii) During the second year of the Term and during each subsequent year thereafter, Employee shall receive Advancements in a total amount equal to One Hundred Twenty Thousand Dollars ($120,000) per year.

     5.2     Commissions.  During  the  Term,  the Company shall pay to Employee
             -----------
the "Commissions" in the amounts set forth and as calculated pursuant to the terms of Schedule 2, attached hereto and incorporated herein by this reference
           ----------
(the "Sales Territory Business Plan"), subject to the following terms and conditions:

     (i) During the first year of the Term, fifty (50%) of any and all Commissions earned and payable to Employee during any such payment period shall be used to reduce the Advancements made to Employee pursuant to Section 5.1(i) above. Notwithstanding the foregoing to the contrary, during the first year, Employee's total compensation shall not be reduced to less than One Hundred Fifty Thousand Dollars ($150,000). For example, if no Commissions were earned and payable to Employee during the first year of the Term, Employee shall be entitled to retain the entire $150,000 of Advancements received by Employee pursuant to Section 5.1(i) hereof.

     (ii) After the first year of the Term, one hundred percent (100%) of any and all Commissions earned and payable to Employee during any such payment period shall be used to reduce any outstanding balance of the Advancements made by the Company to Employee during the term of this Agreement (excluding the Advancements made by the Company to Employee during the first year of the Term as set forth in Section 5.1(i) hereof), until such time as such outstanding balance is reduced to zero.


     (iii)     In  the  event  that  Employee's  employment is terminated by the

Company with "cause" (as defined in Section 8.4.2 hereof) or terminated by Employee with or without cause, Employee shall repay to the Company the outstanding balance of the Advancements made by the Company to Employee during the term of this Agreement (excluding the Advancements made by the Company to Employee during the first year of the Term as set forth in Section 5.1(i) hereof), by no later than seven (7) days following such termination.

     (iv) Employee hereby acknowledges, understands and agrees that (A) any and all Commissions shall be calculated pursuant to the terms of the Sales Territory Business Plan as set forth in the attached Schedule 2, subject to the
                                                      ----------
terms and conditions set forth in this Agreement; and (B) Employee shall perform such duties and obligations set forth in the Sales Territory Business Plan, including, without limitation, the hiring and paying the salaries and expenses of employees.

     (v) Notwithstanding any provision contained herein to the contrary, Employee shall be compensated at the rate of ten percent (10%) until such time as Employee has received a total of $100,000 in bonus payment.

       5.3     Right  of  First  Refusal.  In  the  event that the Company is
               -------------------------
involved in any future offering of shares in the Company, Employee shall have the right of first refusal to purchase, at the purchase price offered to other investors, such number of shares of the Company under such offering so that Employee's total interest in the Company will not be less than two percent (2%) of the total issued and outstanding shares of capital stock in the Company (as determined on a fully diluted, as converted basis).

       5.4     Stock Option Plan.   A stock option plan (the "Plan") is being
               -----------------
established by the Company. Employee shall be entitled to receive options to purchase shares under the Plan equal to two and half percent (2 1/2%) of the total issued and outstanding shares of capital stock in the Company as of the Start

Date (as determined on a fully diluted, as converted basis) (the "Optioned Shares"). Subject to the terms set forth herein and in the Plan, Employee shall have the right to purchase 1/3 of the Optioned Shares at each anniversary of the Start Date. Employee shall be entitled to receive such other shares under the Plan as determined by the Company's board of directors in its discretion. Employee hereby acknowledges that Employee's right, title and interest in and to any option granted under this Section 5.4 shall be subject to the terms and conditions set forth in the Plan.

     6.     Other  Benefits.  Employee  shall  be  entitled  to  the  following:

          6.1     Reimbursement  of  Expenses.  The  Company  shall  reimburse
                  ---------------------------
Employee for all business-related expenses and costs actually incurred by Employee in the performance of the Services under this Agreement pursuant to the terms set forth in the Sales Territory Business Plan. In addition, the reimbursement of all such costs and expenses shall be subject to reasonable policies and procedures established from time to time by the Company, including, without limitation, as those set forth in the Company's Employee Handbook, as amended.

          6.2     Paid Vacation.  During the Term, Employee shall be entitled to
                  -------------
such period of paid vacation as available to other employees of the Company as set forth in the Company's Employee Handbook, as amended. Notwithstanding the foregoing, during the first three (3) years of the Term, vacation shall not be taken more than two (2) weeks consecutively.

          6.3     Car  Allowance.  During  the  Term,  the  Company will provide
                  --------------
Employee with a car allowance of Seven Hundred Dollars ($700) per month pursuant to the terms set forth in the Sales Territory Business Plan.

         6.4    Insurance.  During the Term, Employee shall receive full medical
                ----------
coverage generally available to the Company's other executive and managerial employees. In addition, Employee shall be entitled to receive all other benefits of employment generally available to Company's other executive and managerial employees when and as Employee becomes eligible for them, including dental, life insurance and disability plans.

         6.5     Moving  Expenses.  The  Company  shall  pay  Employee moving
                 ----------------
expenses as follows: (A) a total of Twenty Thousand Dollars ($20,000) for moving expenses; (B) approximately One Thousand Seven Hundred Dollars ($1,700) per month for six (6) months for payment on Employee's home in Pennsylvania, provided, however, such payments shall cease in the event that such home is sold during such six-month period; and (C) upon termination of Employee's services hereunder, a severance payment equal to the actual cost of moving less payments made by the Company pursuant to the foregoing subsection (A).

      7.     Work  Products/Confidentiality/Non-Competition.

     7.1     Work  Products.  Employee  hereby  acknowledges and agrees that any
             --------------
and all "Work Products" (as defined below) which may have been or are made, developed or conceived of in whole or in part by Employee, or any of Employee's Representatives, in connection with services provided on behalf of the Company or relating to the business of the Company, shall belong solely and exclusively to the Company. Employee shall assign or cause its Representatives to assign to the Company such Employee's or Representative's entire right, title and interest, including all patent, copyright, trade secret, trademark and other proprietary rights, in any and all Work Products. The term "Work Products" means and includes, without limitation, a discovery, a development, a design, an improvement, an invention, a know-how, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, business plans, software programs (including the object and source code thereto) or a list (whether in written form or otherwise) of actual or potential customers or suppliers, which is not commonly known by or available to the public and which information (i) derives economic value, actual or potential, from not being generally known to and not being readily ascertainable by proper means by other persons who can obtain economic value from its disclosure or use and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

     7.2     Business  Opportunities.  Employee  covenants  and  agrees that any
             -----------------------
business opportunity which Employee or Employee's "Representatives" (as defined herein) might have during the term of this Agreement which relates to the business of the Company shall first be offered to the Company. If the Company rejects such offer, Employee shall be free to pursue such opportunity. The term "Representative" means and includes, with respect to any person or entity, each shareholder, director, officer, manager, constituent member, constituent partner, trustor, beneficiary, trustee, successor-in-interest, predecessor-in-interest, "Affiliate" (as defined in Section 7.4 hereof), employee, agent, attorney or other representative of such party, expressly excluding however, with respect to each party to this Agreement, the other party to this Agreement.

     7.3     Proprietary Information.  In the course of Employee's employment by
             -----------------------
the Company, each of Employee and Employee's Representatives, has had, and will continue to have, access to confidential and proprietary information regarding the Company and its business, including, but not limited to, information regarding the Company's technologies, methods and techniques, product information, specifications, technical drawings and designs, trade secrets, know-how, sources of supply, product and market research data, customer lists, marketing plans, and financial information regarding the Company and its operations. Such information shall be referred to hereinafter as "Proprietary Information" and shall include any and all of the information of the type described and shall also include any and all other confidential and proprietary information relating to the business to be conducted by the Company, whether previously existing, now existing or arising hereafter, whether conceived or developed by others or by Employee alone or with others, and whether or not conceived or developed during regular working hours. Proprietary Information which is released into the public domain during the period of Employee's employment under this Agreement, provided the same is not in the public domain as a consequence of disclosure directly or indirectly by Employee in violation of this Agreement, shall not be subject to the restrictions of this Section.

     7.3.1     Fiduciary  Obligations.  Employee  acknowledges  that the Company
               ----------------------
has taken all reasonable steps in protecting the secrecy of the Proprietary Information, that said Proprietary Information is of critical importance to the Company and that a violation of this Section of this Agreement would seriously and irreparably impair and damage the Company's business. Accordingly, Employee agrees that it shall keep (and shall use its commercially reasonable best efforts to cause its Representatives to keep) all Proprietary Information in a fiduciary capacity for the sole benefit of the Company.

     7.3.2     Non-Disclosure.  Employee  shall not, directly or indirectly, use
               --------------
or disclose (except as Employee's duties may require and except as required by law) any Proprietary Information to any person other than the Company, any employees of the Company who are authorized, at the time of such disclosure, to receive such information, or such other persons to whom Employee has been specifically instructed to make disclosure by the Board of Directors of the Company and in all such cases only to the extent required in the course of Employee's employment by the Company. At the termination of this Agreement, Employee shall deliver to the Company all notes, letters, documents, records, computer files, programs and other media which may contain Proprietary Information which are then in its possession or control and shall not retain or use any copies or summaries thereof.

          7.4     Non-Competition.  During  the Term and for the two year period
                  ---------------
following the termination or expiration of the Term (such periods referred to collectively as the "Restriction Period"), neither Employee nor any of Employee's "Affiliates" (as defined below) shall, directly or indirectly, engage in, become employed by, serve as an agent or consultant to, or become a constituent member, partner, principal or stockholder (other than a holder of less than 5% of the outstanding voting shares of any publicly-held company) of any person or entity which engages directly or indirectly in any business or activity competitive with any business or activity engaged in by the Company or any of its subsidiaries. "Affiliates" shall mean and include, with respect to any other person or entity, any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with such person or entity.

          7.5     Non-Solicitation of Employees.  During the Restriction Period,
                  -----------------------------
neither Employee nor any of Employee's Affiliates shall, directly or indirectly, for Employee's own account or for the account of any other person or entity with which Employee is or shall become associated in any capacity, (a) solicit for employment, employ or otherwise interfere with the relationship of the Company or any of its Affiliates, any person who at any time during the six months preceding such solicitation, employment or interference is or was employed by or otherwise engaged to perform services for the Company or any of its Affiliates, other than any such solicitation or employment during Employee's employment with the Company on behalf of the Company, or (b) induce any employee of the Company or any of its Affiliates who is a member of management to engage in any activity which Employee is prohibited from engaging in under any of this Section hereof or to terminate Employee's employment with the Company.

          7.6     Non-Solicitation of Customers.  During the Restriction Period,
                  -----------------------------
neither Employee nor any of Employee's Affiliates shall, directly or indirectly, solicit or otherwise attempt to establish for Employee or any other person, firm or entity any business relationship of a nature that is competitive with the business or relationship of the Company or any of its Affiliates, with any person, firm or corporation which, during the twelve-month period preceding the date Employee's employment with the Company and its Affiliates terminates, was a customer, client or distributor of the Company or any of its Affiliates, other than any such solicitation during Employee's employment with the Company or on behalf of the Company.

     8.     Termination.

     8.1     Termination  Upon  Death.  If  Employee  dies during the Term, this
             ------------------------

Agreement shall terminate. Upon such termination, Employee shall be entitled to all accrued and unpaid compensation due under Section 5 above and the other obligations of the Company under this Agreement shall cease as of the date of the termination.

     8.2     Termination  Upon  Permanent  Disability.  In  the  event  of  the
             ----------------------------------------
"Permanent Disability" (as hereinafter defined) of Employee, the Company may terminate this Agreement pursuant to the terms and conditions set forth in the Company's Employee Handbook, as amended. For the purposes of this Agreement, Employee shall be deemed to have suffered "Permanent Disability" in the event that Employee has become disabled by physical or mental illness or injury to the extent that the Board of Directors of the Company reasonably believes, notwithstanding such reasonable accommodations as the Company may make in response to such disability, that Employee cannot carry out or perform Employee's duties hereunder. In the event that the Company terminates this Agreement following Employee's Permanent Disability, other than accrued and unpaid compensation due to Employee, the compensation obligations of the Company under Section 5 hereof and any other obligations of the Company under this Agreement shall cease as of the date of the termination.

     8.3     Termination  by  Employee.
             -------------------------

     8.3.1 Employee may terminate this Agreement without cause at any time and for any reason upon sixty (60) days' notice to the Company.

     8.3.2 Employee may immediately terminate this Agreement for cause at any time by written notice to the Company. For purposes of this Agreement, the term "cause" for termination by Employee shall be (a) a breach by the Company of any material covenant or obligation hereunder; or (b) the voluntary or involuntary dissolution of the Company. The written notice given hereunder by Employee to the Company shall specify in reasonable detail the cause for termination, and, in the case of the cause described in (a) above, such termination notice shall not be effective until thirty (30) days after the Company's receipt of such notice, during which time the Company shall have the right to respond to Employee's notice and cure the breach or other event giving rise to the termination. In the event that the Company is able to cure, this Agreement shall continue in full force and effect.

     8.4     Termination  by  the  Company.
             -----------------------------

     8.4.1 The Company may terminate this Agreement without cause at any time and for any reason upon sixty (60) days' notice to Employee.

     8.4.2 The Company may terminate this Agreement for cause at any time by written notice to Employee. For purposes of this Agreement, the term "cause" for termination by the Company shall be (a) a conviction of or plea of guilty or nolo contendre by Employee to a felony; (b) any action or activity of Employee which could reasonably be expected to have a material adverse effect on the Company, its business, its goodwill or its prospects; (c) the refusal by Employee to perform its material duties and obligations hereunder; or (d) Employee's gross negligence or willful and intentional misconduct in the performance of its duties and obligations. The written notice given hereunder by the Company to Employee shall specify in reasonable detail the cause for termination. In the case of a termination for the cause described in (a) above, such termination shall be effective upon receipt of the written notice. In the case of the causes described in (b) through (d) above, such termination notice shall not be effective until thirty (30) days after Employee's receipt of such notice, during which time Employee shall have the right to respond to the Company's notice and cure the breach or other event giving rise to the termination. In the event that Employee is able to cure, this Agreement shall continue in full force and effect.

          8.5     Effect  of  Termination.  Upon  any  termination  of  this
                  -----------------------
Agreement, the obligations and covenants of the parties hereunder shall be of no further force and effect, except as provided in Section 11.7 below and as set forth in this Section 8.5. Upon any termination of this Agreement by Employee or the Company pursuant to Section 8 hereof, (a) the Company shall pay to Employee all accrued and unpaid compensation as of the date of such termination subject to the terms and conditions set forth in this Agreement; (b) if termination by the Company based on "cause" or by the Employee, Employee shall repay to the Company any outstanding balance of the Advancements made to Employee pursuant to Section 5.1(ii) hereof; and (c) all other obligations of the Company under this Agreement shall cease as of the date of such termination, including, without limitation, the right of Employee with respect to any unvested rights or shares granted herein or any future offering by the Company.

          8.6     Effect  of  Combination  or Dissolution.  This Agreement shall
                  ---------------------------------------
not be terminated by the voluntary or involuntary dissolution of the Company, or by any merger or consolidation in which the Company is not the surviving or resulting entity, or any transfer of all or substantially all of the assets of the Company, or upon any transfer of a majority of the ownership interests of the Company by one or more members in one or more transactions, or upon the issuance of units of membership interests of the Company constituting a majority of the outstanding units immediately following such issuance. Instead, subject to Employee's right to terminate this Agreement pursuant to Section 8.3 above, the provisions of this Agreement shall be binding on and inure to the benefit of the Company's creditors, the surviving business entity or the business entity to which such units or assets shall be transferred.

      9.     Remedies.

     9.1     Injunctive  Relief.  Employee  acknowledges and agrees that (i) the
             ------------------
covenants and the restrictions contained in Section 7 above are necessary, fundamental, and required for the protection of the Company's business; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each of such covenants a unique and extraordinary value; and (iii) a breach of any of such covenants will result in irreparable harm and damages to the Company which cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, the Company shall be entitled to seek injunctive or other equitable relief to restrain or enjoin Employee from breaching any such covenant or to specifically enforce the provisions of Section 7 above.

     9.2     No  Limitation  of  Remedies.  Notwithstanding  the  provisions set
             ----------------------------
forth in Section 9.1 of this Agreement or any other provision contained in this Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including without limitation, this
Section 9, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     10. Representations and Warranties. Employee hereby represents and warrants to the Company as follows:

     10.1     Acquisition  Entirely  for  Own  Account.  Employee  agrees  that
              ----------------------------------------
Employee is acquiring the shares of the Company ("Shares") for investment purposes only, for Employee's own account, and not for sale or with a view to distribution of all or any part of such Shares. Employee has no contract, undertaking, agreement or arrangement with any person or entity to sell, hypothecate, pledge, donate, or otherwise transfer (with or without consideration) the Shares or any portion thereof, and Employee has no present plans or intention to enter any such contract, undertaking agreement or arrangement.

      10.2     Accredited  Investor.  With respect to the acquisition of the
               --------------------
Shares, Employee qualifies as an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

      10.3     Investment Experience.  Employee acknowledges and understands
               ---------------------
that an investment in the Company is speculative in nature and involves a high degree of risk, and that the Company has no financial or operating history.
Employee acknowledges that Employee is able to fend for himself/herself, can bear the economic risk of Employee's investment, and has such knowledge and experience in financial or business matters that Employee is capable of evaluating the merits and risks of the investment in the Shares.

      10.4     Restricted  Shares.  Employee  acknowledges that Employee was
               ------------------
informed that the Shares are not registered under the Securities Act or applicable state laws, and that such Shares are "restricted Shares" and may not be transferred or otherwise disposed of unless subsequently registered under the Securities Act or such laws, or unless an exemption from such registration is available.

      11.     Miscellaneous.

      11.1     Successors  and  Assigns. This Agreement is in the nature of a
               ------------------------
personal services contract; and neither party shall assign this Agreement without the prior written consent of the other party. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal Representatives.

     11.2     Governing  Law.  This  Agreement  shall  be construed under and in
              --------------
accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law).

     11.3     Waiver.  The failure of the Company to insist on strict compliance
              ------
with any of the terms, covenants, or conditions of this Agreement by any other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

     11.4     Notices.  Any notice or other communication  required or permitted
              -------
hereunder (each, a "Notice") shall be in writing, and shall be deemed to have been given (a) two (2) days following deposit of such Notice in the United States mail, certified, postage prepaid, return receipt requested, or (b) upon receipt if delivered personally, or delivered by reputable, recognized third party overnight delivery service or courier service or (c) the next business day following receipt, if transmitted by facsimile (provided that such facsimile is followed by the deposit of the original Notice, or a copy thereof, in the United States mail, certified, postage prepaid, return receipt requested, no later than the next business day following transmission of such facsimile), addressed to the parties as follows:

To  Employee:               Mr.  Ronald  Robertson
                            _____________________________
                            _____________________________
                            _____________________________


To  the  Company:          TransWorld Benefits, Inc.
                           Attn:  _________________________
                           2041 Business Center Drive, Suite 201
                           Irvine, California  92612

     Either party may require such Notices to be delivered and given to any address different from or additional to the address set forth above, by delivering Notice thereof to the other party pursuant to this Section.

     11.5     Arbitration.  Any  controversy  arising out of or relating to this
              ------------
Agreement shall be settled by arbitration in Orange County, California in accordance with the Commercial Arbitration Rules of the American Arbitration Association before a single arbitrator agreed to by the parties. If no agreement can be reached regarding the selection of such arbitrator, the American Arbitration Association shall deliver to the parties a list with the names of three qualified arbitrators. Each party shall select a single name. The name not selected by either party or, in the alternative, selected by both parties shall be the arbitrator of such controversy. The decision of the arbitrator shall be binding and non-appealable. The parties hereto consent to the jurisdiction of the Superior Court of the State of California for the County of Orange and of the United States District Court of the Southern District for all purposes in connection with such arbitration, including the entry of judgment on any award.

     11.6     Amendments.  This  Agreement,  together  with  the  attached
              ----------
Schedule(s), constitutes the entire agreement of the parties hereto with respect to the employment and retention of Employee by the Company, and supersedes any and all prior and contemporaneous agreements, whether oral or in writing, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended, modified, altered or supplemented except by written agreement executed and delivered by the parties hereto.

     11.7     Survival  of  Certain  Rights  and  Obligations.  The rights and
              -----------------------------------------------
obligations of the parties hereto pursuant to Sections 7, 8.5, 9 and 10 of this Agreement shall survive the termination of this Agreement.

     11.8     Severability.  If  any  provision  of  this Agreement is held by a
              ------------
court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way. If any court of competent jurisdiction holds any provision of this Agreement to be invalid, void or unenforceable with respect to any state, region or locality, such provision shall nevertheless continue in full force and effect in all other states, regions and localities to which such provision applies.

     11.9     Further  Assurances.  The parties agree that, at any time and from
              -------------------
time to time during the Term, they will take any action and execute and deliver any document which the other party reasonably requests in order to carry out the purposes of this Agreement.

     11.10     Counterparts.  This Agreement may be  executed  in  one  or  more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.11     Attorneys' Fees.  If any  action at law or in equity is necessary
               ----------------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover any and all reasonable attorneys' fees, expert witness fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     11.12     No  Third  Party Beneficiary.  This Agreement is made and entered
          ----------------------------
into between the parties solely for the benefit of the parties, and not for the benefit of any other third party or entity. No third party or entity shall be deemed or considered a third party beneficiary of any covenant, promise or other provision of this Agreement or have any right to enforce any such covenant, promise or other provision against either or both parties.

                        [signatures follow on next page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first above written.

"Company"

TRANSWORLD BENEFITS, INC., a Nevada corporation

By:  __________________________________________
Name: _________________________________________
Title: ________________________________________



"Employee"


___________________________________
RONALD ROBERTSON, an  ndividual

                                   Schedule 1

                              Description of Duties

During  the  Term,  Employee  shall  perform  the  following  services:

(1)     Vice  President  of  the  Company

(2) Serve as President of the Division of Cemetery and Funeral Industry Sales of the Company, including, without limitation, the following:

     (a) managing the sales and marketing of such division in accordance with the Sales Territory Business Plan;

     (b) managing direct mail and other programs for such division in accordance with the Sales Territory Business Plan; and

     (c) hiring and supervising vice presidents of sales in accordance with the Sales Territory Business Plan.

                                   Schedule 2

             Sales Territory Business Plan; Schedule of Commissions

                              (See attached pages)

                              EMPLOYMENT AGREEMENT
                                 (Keith Romine)

This EMPLOYMENT AGREEMENT (this "Agreement") is dated and entered into effective as of June 1, 2001 (the "Effective Date"), by and between TRANSWORLD BENEFITS, INC. (fka Skyway Home, Inc.), a Nevada corporation (the "Company"), and KEITH ROMINE, an individual ("Employee").

                                 R E C I T A L S
                                 - - - - - - - -

     WHEREAS, the Company is a corporation formed and duly qualified in the State of Nevada.

     WHEREAS, the Company desires to engage Employee to perform certain services, and Employee desires to provide such services to the Company, upon the terms and conditions of this Agreement.

                                A G R E E M E N T
                                - - - - - - - - -

NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants, provisions and terms set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee agree as follows:

     1. Engagement. The Company hereby employs Employee, and Employee hereby accepts such employment, to provide the "Services" (as defined below) upon the terms and conditions set forth in this Agreement.

     2. Services. During the "Term" (as defined below) of this Agreement, Employee shall perform those services and duties as more described in Schedule 1
                                                                      ----------
attached hereto (collectively, the "Services"). Employee shall have, subject to the direction, supervision and control of the Board of Directors of the Company (the "Board") and the Chief Executive Officer of the Company ("CEO"), and Employee agrees to faithfully perform, such additional duties consistent with such office as may be assigned from time to time by the Board or the CEO. During the Term, Employee shall report to the Board and the CEO.

     3. Term. Unless terminated earlier as provided in this Agreement, the Company retains Employee to provide the Services for a term beginning on June 1, 2001 (the "Start Date") and ending on May 31, 2005 (the "Term"). Thereafter, the Term shall be automatically extended for successive periods of one (1) year unless either the Company or Employee gives the other a written notice electing not to extend the Term, given not less than three (3) months prior to the date upon which any such extension would otherwise begin. As used herein, the term "Term" means the original term and any extension thereof.

     4. Time and Effort. Employee shall perform the Services under this Agreement in a diligent and competent manner. During the Term, Employee shall perform the Services for the Company on a full-time basis.

     5. Compensation. In consideration of Employee's performance of the Services hereunder and other covenants and agreements of Employee hereunder, the Company shall provide to Employee the compensation set forth in this Section 5.

     5.1     Base Salary.  During the Term, Employee shall receive a base salary
             -----------
of Seventy-five Thousand Dollars ($75,000) annually, payable in accordance with the Company's payroll procedures.

     5.2     Right  of First Refusal.  In the event that the Company is involved
             -----------------------
in any future offering of shares in the Company, Employee shall have the right of first refusal to purchase, at the purchase price offered to other investors, such number of shares of the Company under such offering so that Employee's total interest in the Company will not be less than 0.25% of the total issued and outstanding shares of capital stock in the Company (as determined on a fully diluted, as converted basis).

     5.3     Stock  Option  Plan.   A  stock  option  plan (the "Plan") is being
             -------------------
established by the Company. Employee shall be entitled to receive options to purchase shares under the Plan equal to 0.40% of the total issued and outstanding shares of capital stock in the Company as of the establishment of the Plan (as determined on a fully diluted, as converted basis) (the "Optioned Shares"). Subject to the terms set forth herein and in the Plan, Employee shall have the right to purchase 1/3 of the Optioned Shares at each anniversary of the Start Date. Employee shall be entitled to receive such other shares under the Plan as determined by the Company's board of directors in its discretion. Employee hereby acknowledges that Employee's right, title and interest in and to any option granted under this Section 5.3 shall be subject to the terms and conditions set forth in the Plan.

     6.     Other  Benefits.  Employee  shall  be  entitled  to  the  following:

     6.1     Reimbursement  of  Expenses.  The  Company shall reimburse Employee
             ---------------------------
for all business-related expenses and costs actually incurred by Employee in the performance of the Services under this Agreement. The reimbursement of all such costs and expenses shall be subject to reasonable policies and procedures established from time to time by the Company, including, without limitation, as those set forth in the Company's Employee Handbook, as amended.

     6.2     Paid Vacation.  During the Term, Employee shall be entitled to such
             -------------
period of paid vacation as available to other employees of the Company as set forth in the Company's Employee Handbook, as amended. Notwithstanding the foregoing, during the first three (3) years of the Term, vacation shall not be taken more than two (2) weeks consecutively.

     6.3     Insurance.  During  the  Term,  Employee shall receive full medical
             ----------
coverage generally available to the Company's other executive and managerial employees. In addition, Employee shall be entitled to receive all other benefits of employment generally available to Company's other executive and managerial employees when and as Employee becomes eligible for them, including dental, life insurance and disability plans.

     7.     Work  Products/Confidentiality/Non-Competition.

     7.1     Work  Products.  Employee  hereby  acknowledges and agrees that any
             --------------
and all "Work Products" (as defined below) which may have been or are made, developed or conceived of in whole or in part by Employee, or any of Employee's Representatives, in connection with services provided on behalf of the Company or relating to the business of the Company, shall belong solely and exclusively to the Company. Employee shall assign or cause its Representatives to assign to the Company such Employee's or Representative's entire right, title and interest, including all patent, copyright, trade secret, trademark and other proprietary rights, in any and all Work Products. The term "Work Products" means and includes, without limitation, a discovery, a development, a design, an improvement, an invention, a know-how, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, business plans, software programs (including the object and source code thereto) or a list (whether in written form or otherwise) of actual or potential customers or suppliers, which is not commonly known by or available to the public and which information (i) derives economic value, actual or potential, from not being generally known to and not being readily ascertainable by proper means by other persons who can obtain economic value from its disclosure or use and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

     7.2     Business  Opportunities.  Employee  covenants  and  agrees that any
             -----------------------
business opportunity which Employee or Employee's "Representatives" (as defined herein) might have during the term of this Agreement which relates to the business of the Company shall first be offered to the Company. If the Company rejects such offer, Employee shall be free to pursue such opportunity. The term "Representative" means and includes, with respect to any person or entity, each shareholder, director, officer, manager, constituent member, constituent partner, trustor, beneficiary, trustee, successor-in-interest, predecessor-in-interest, "Affiliate" (as defined in Section 7.4 hereof), employee, agent, attorney or other representative of such party, expressly excluding however, with respect to each party to this Agreement, the other party to this Agreement.

     7.3     Proprietary Information.  In the course of Employee's employment by
             -----------------------
the Company, each of Employee and Employee's Representatives, has had, and will continue to have, access to confidential and proprietary information regarding the Company and its business, including, but not limited to, information regarding the Company's technologies, methods and techniques, product information, specifications, technical drawings and designs, trade secrets, know-how, sources of supply, product and market research data, customer lists, marketing plans, and financial information regarding the Company and its operations. Such information shall be referred to hereinafter as "Proprietary Information" and shall include any and all of the information of the type described and shall also include any and all other confidential and proprietary information relating to the business to be conducted by the Company, whether previously existing, now existing or arising hereafter, whether conceived or developed by others or by Employee alone or with others, and whether or not conceived or developed during regular working hours. Proprietary Information which is released into the public domain during the period of Employee's employment under this Agreement, provided the same is not in the public domain as a consequence of disclosure directly or indirectly by Employee in violation of this Agreement, shall not be subject to the restrictions of this Section.

     7.3.1     Fiduciary  Obligations.  Employee  acknowledges  that the Company
               ----------------------
has taken all reasonable steps in protecting the secrecy of the Proprietary Information, that said Proprietary Information is of critical importance to the Company and that a violation of this Section of this Agreement would seriously and irreparably impair and damage the Company's business. Accordingly, Employee agrees that it shall keep (and shall use its commercially reasonable best efforts to cause its Representatives to keep) all Proprietary Information in a fiduciary capacity for the sole benefit of the Company.

     7.3.2     Non-Disclosure.  Employee  shall not, directly or indirectly, use
               --------------
or disclose (except as Employee's duties may require and except as required by law) any Proprietary Information to any person other than the Company, any employees of the Company who are authorized, at the time of such disclosure, to receive such information, or such other persons to whom Employee has been specifically instructed to make disclosure by the Board of Directors of the Company and in all such cases only to the extent required in the course of Employee's employment by the Company. At the termination of this Agreement, Employee shall deliver to the Company all notes, letters, documents, records, computer files, programs and other media which may contain Proprietary Information which are then in its possession or control and shall not retain or use any copies or summaries thereof.

          7.4     Non-Competition.  During  the Term and for the two year period
                  ---------------
following the termination or expiration of the Term (such periods referred to collectively as the "Restriction Period"), neither Employee nor any of Employee's "Affiliates" (as defined below) shall, directly or indirectly, engage in, become employed by, serve as an agent or consultant to, or become a constituent member, partner, principal or stockholder (other than a holder of less than 5% of the outstanding voting shares of any publicly-held company) of any person or entity which engages directly or indirectly in any business or activity competitive with any business or activity engaged in by the Company or any of its subsidiaries. "Affiliates" shall mean and include, with respect to any other person or entity, any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with such person or entity.

          7.5     Non-Solicitation of Employees.  During the Restriction Period,
                  -----------------------------
neither Employee nor any of Employee's Affiliates shall, directly or indirectly, for Employee's own account or for the account of any other person or entity with which Employee is or shall become associated in any capacity, (a) solicit for employment, employ or otherwise interfere with the relationship of the Company or any of its Affiliates, any person who at any time during the six months preceding such solicitation, employment or interference is or was employed by or otherwise engaged to perform services for the Company or any of its Affiliates, other than any such solicitation or employment during Employee's employment with the Company on behalf of the Company, or (b) induce any employee of the Company or any of its Affiliates who is a member of management to engage in any activity which Employee is prohibited from engaging in under any of this Section hereof or to terminate Employee's employment with the  Company.

          7.6     Non-Solicitation of Customers.  During the Restriction Period,
                  -----------------------------
neither Employee nor any of Employee's Affiliates shall, directly or indirectly, solicit or otherwise attempt to establish for Employee or any other person, firm or entity any business relationship of a nature that is competitive with the business or relationship of the Company or any of its Affiliates, with any person, firm or corporation which, during the twelve-month period preceding the date Employee's employment with the Company and its Affiliates terminates, was a customer, client or distributor of the Company or any of its Affiliates, other than any such solicitation during Employee's employment with the Company or on behalf of the Company.

     8.     Termination.

     8.1     Termination  Upon  Death.  If  Employee  dies during the Term, this
             ------------------------
Agreement shall terminate. Upon such termination, Employee shall be entitled to all accrued and unpaid compensation due under Section 5 above and the other obligations of the Company under this Agreement shall cease as of the date of the termination.

     8.2     Termination  Upon  Permanent  Disability.  In  the  event  of  the
             ----------------------------------------
"Permanent Disability" (as hereinafter defined) of Employee, the Company may terminate this Agreement pursuant to the terms and conditions set forth in the Company's Employee Handbook, as amended. For the purposes of this Agreement, Employee shall be deemed to have suffered "Permanent Disability" in the event that Employee has become disabled by physical or mental illness or injury to the extent that the Board of Directors of the Company reasonably believes, notwithstanding such reasonable accommodations as the Company may make in response to such disability, that Employee cannot carry out or perform Employee's duties hereunder. In the event that the Company terminates this Agreement following Employee's Permanent Disability, other than accrued and unpaid compensation due to Employee, the compensation obligations of the Company under Section 5 hereof and any other obligations of the Company under this Agreement shall cease as of the date of the termination.

     8.3     Termination  by  Employee.
             -------------------------

     8.3.1 Employee may terminate this Agreement without cause at any time and for any reason upon sixty (60) days' notice to the Company.

     8.3.2 Employee may immediately terminate this Agreement for cause at any time by written notice to the Company. For purposes of this Agreement, the term "cause" for termination by Employee shall be (a) a breach by the Company of any material covenant or obligation hereunder; or (b) the voluntary or involuntary dissolution of the Company. The written notice given hereunder by Employee to the Company shall specify in reasonable detail the cause for termination, and, in the case of the cause described in (a) above, such termination notice shall not be effective until thirty (30) days after the Company's receipt of such notice, during which time the Company shall have the right to respond to Employee's notice and cure the breach or other event giving rise to the termination. In the event that the Company is able to cure, this Agreement shall continue in full force and effect.

     8.4     Termination  by  the  Company.
             -----------------------------

     8.4.1 The Company may terminate this Agreement without cause at any time and for any reason upon sixty (60) days' notice to Employee.

     8.4.2 The Company may terminate this Agreement for cause at any time by written notice to Employee. For purposes of this Agreement, the term "cause" for termination by the Company shall be (a) a conviction of or plea of guilty or nolo contendre by Employee to a felony; (b) any action or activity of Employee which could reasonably be expected to have a material adverse effect on the Company, its business, its goodwill or its prospects; (c) the refusal by Employee to perform its material duties and obligations hereunder; or (d) Employee's gross negligence or willful and intentional misconduct in the performance of its duties and obligations. The written notice given hereunder by the Company to Employee shall specify in reasonable detail the cause for termination. In the case of a termination for the cause described in (a) above, such termination shall be effective upon receipt of the written notice. In the case of the causes described in (b) through (d) above, such termination notice shall not be effective until thirty (30) days after Employee's receipt of such notice, during which time Employee shall have the right to respond to the Company's notice and cure the breach or other event giving rise to the termination. In the event that Employee is able to cure, this Agreement shall continue in full force and effect.

     8.5     Effect of Termination.  Upon  any  termination  of  this Agreement,
             ---------------------
the obligations and covenants of the parties hereunder shall be of no further force and effect, except as provided in Section 11.7 below and as set forth in this Section 8.5. Upon any termination of this Agreement by Employee or the Company pursuant to Section 8 hereof, (a) the Company shall pay to Employee all accrued and unpaid compensation as of the date of such termination subject to the terms and conditions set forth in this Agreement; and (b) all other obligations of the Company under this Agreement shall cease as of the date of such termination, including, without limitation, the right of Employee with respect to any unvested shares and any future offering by the Company.

     8.6     Effect  of  Combination  or Dissolution.  This Agreement shall not
             ---------------------------------------
be terminated by the voluntary or involuntary dissolution of the Company, or by any merger or consolidation in which the Company is not the surviving or resulting entity, or any transfer of all or substantially all of the assets of the Company, or upon any transfer of a majority of the ownership interests of the Company by one or more members in one or more transactions, or upon the issuance of units of membership interests of the Company constituting a majority of the outstanding units immediately following such issuance. Instead, subject to Employee's right to terminate this Agreement pursuant to Section 8.3 above, the provisions of this Agreement shall be binding on and inure to the benefit of the Company's creditors, the surviving business entity or the business entity to which such units or assets shall be transferred.

     9.     Remedies.

     9.1     Injunctive  Relief.  Employee  acknowledges and agrees that (i) the
             ------------------
covenants and the restrictions contained in Section 7 above are necessary, fundamental, and required for the protection of the Company's business; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each of such covenants a unique and extraordinary value; and (iii) a breach of any of such covenants will result in irreparable harm and damages to the Company which cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, the Company shall be entitled to seek injunctive or other equitable relief to restrain or enjoin Employee from breaching any such covenant or to specifically enforce the provisions of Section 7 above.

     9.2     No  Limitation  of  Remedies.  Notwithstanding  the  provisions set
             ----------------------------
forth in Section 9.1 of this Agreement or any other provision contained in this Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including without limitation, this Section 9, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     10. Representations and Warranties. Employee hereby represents and warrants to the Company as follows:

     10.1     Acquisition  Entirely  for  Own  Account.  Employee  agrees  that
              ----------------------------------------
Employee is acquiring the shares in the Company ("Shares") for investment purposes only, for Employee's own account, and not for sale or with a view to distribution of all or any part of such Shares. Employee has no contract, undertaking, agreement or arrangement with any person or entity to sell, hypothecate, pledge, donate, or otherwise transfer (with or without consideration) the Shares or any portion thereof, and Employee has no present plans or intention to enter any such contract, undertaking agreement or arrangement.

      10.2     Accredited  Investor.  With respect to the acquisition of the
               --------------------
Shares, Employee qualifies as an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

      10.3     Investment Experience.  Employee acknowledges and understands
               ---------------------
that an investment in the Company is speculative in nature and involves a high degree of risk, and that the Company has no financial or operating history.
Employee acknowledges that Employee is able to fend for himself/herself, can bear the economic risk of Employee's investment, and has such knowledge and experience in financial or business matters that Employee is capable of evaluating the merits and risks of the investment in the Shares.

      10.4     Restricted  Shares.  Employee  acknowledges that Employee was
               ------------------
informed that the Shares are not registered under the Securities Act or applicable state laws, and that such Shares are "restricted Shares" and may not be transferred or otherwise disposed of unless subsequently registered under the Securities Act or such laws, or unless an exemption from such registration is available.

     11.     Miscellaneous.

     11.1     Successors  and  Assigns. This Agreement is in the nature of a
              ------------------------
personal services contract; and neither party shall assign this Agreement without the prior written consent of the other party. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal Representatives.

     11.2     Governing  Law.  This  Agreement  shall  be construed under and in
              --------------
accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law).

     11.3     Waiver.  The failure of the Company to insist on strict compliance
              ------
with any of the terms, covenants, or conditions of this Agreement by any other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

     11.4     Notices.  Any  notice  or  other  communication  required  or
              -------
permitted hereunder (each, a "Notice") shall be in writing, and shall be deemed to have been given (a) two (2) days following deposit of such Notice in the United States mail, certified, postage prepaid, return receipt requested, or (b) upon receipt if delivered personally, or delivered by reputable, recognized third party overnight delivery service or courier service or (c) the next business day following receipt, if transmitted by facsimile (provided that such facsimile is followed by the deposit of the original Notice, or a copy thereof, in the United States mail, certified, postage prepaid, return receipt requested, no later than the next business day following transmission of such facsimile), addressed to the parties as follows:

To  Employee:               Mr.  Keith  Romine
                            ______________________________
                            ______________________________
                            ______________________________


To  the  Company:          TransWorld  Benefits,  Inc.
                           Attn:  Charles  Seven
                           18401  Von  Karman
                           Irvine,  California  92617

Either party may require such Notices to be delivered and given to any address different from or additional to the address set forth above, by delivering
Notice  thereof  to  the  other  party  pursuant  to  this  Section.

     11.5     Arbitration.  Any  controversy  arising out of or relating to this
              ------------
Agreement shall be settled by arbitration in Orange County, California in accordance with the Commercial Arbitration Rules of the American Arbitration Association before a single arbitrator agreed to by the parties. If no agreement can be reached regarding the selection of such arbitrator, the American Arbitration Association shall deliver to the parties a list with the names of three qualified arbitrators. Each party shall select a single name. The name not selected by either party or, in the alternative, selected by both parties shall be the arbitrator of such controversy. The decision of the arbitrator shall be binding and non-appealable. The parties hereto consent to the jurisdiction of the Superior Court of the State of California for the County of Orange and of the United States District Court of the Southern District for all purposes in connection with such arbitration, including the entry of judgment on any award.

     11.6     Amendments.  This  Agreement,  together  with  the  attached
              ----------
Schedule(s), constitutes the entire agreement of the parties hereto with respect to the employment and retention of Employee by the Company, and supersedes any and all prior and contemporaneous agreements, whether oral or in writing, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended, modified, altered or supplemented except by written agreement executed and delivered by the parties hereto.

     11.7     Survival  of  Certain  Rights  and  Obligations.  The  rights  and
              -----------------------------------------------
obligations of the parties hereto pursuant to Sections 7, 8.5, 9 and 10 of this Agreement shall survive the termination of this Agreement.

     11.8     Severability.  If  any  provision  of  this Agreement is held by a
              ------------
court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way. If any court of competent jurisdiction holds any provision of this Agreement to be invalid, void or unenforceable with respect to any state, region or locality, such provision shall nevertheless continue in full force and effect in all other states, regions and localities to which such provision applies.

     11.9     Further  Assurances.  The parties agree that, at any time and from
              -------------------
time to time during the Term, they will take any action and execute and deliver any document which the other party reasonably requests in order to carry out the purposes of this Agreement.

     11.10     Counterparts.  This  Agreement  may  be  executed  in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.11     Attorneys'  Fees.  If  any  action at law or in equity is
               ----------------
necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover any and all reasonable attorneys' fees, expert witness fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     11.12     No  Third  Party Beneficiary.  This Agreement is made and entered
               ----------------------------
into between the parties solely for the benefit of the parties, and not for the benefit of any other third party or entity. No third party or entity shall be deemed or considered a third party beneficiary of any covenant, promise or other provision of this Agreement or have any right to enforce any such covenant, promise or other provision against either or both parties.

                        [signatures follow on next page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first above written.


"Company"

TRANSWORLD BENEFITS, INC., a Nevada corporation

By: __________________________________________
Name: ________________________________________
Title: _______________________________________



"Employee"


______________________________________________
KEITH  ROMINE,  an  individual

                                   Schedule 1

                              Description of Duties

During  the  Term,  Employee  shall  perform  the  following  services:

(1)     Serve  as  the  Controller  of  the  Company.

(2) Serve as the Secretary of the Company, whose duties include, without limitation, the maintenance of all of the Company's books and records.

                              EMPLOYMENT AGREEMENT
                               (Charles C. Seven)

This EMPLOYMENT AGREEMENT (this "Agreement") is dated and entered into effective as of ____________, 2000 (the "Effective Date"), by and between TRANSWORLD BENEFITS, INC. (fka Skyway Home, Inc.), a Nevada corporation (the "Company"), and CHARLES C. SEVEN, an individual ("Employee").

                                 R E C I T A L S
                                 - - - - - - - -

     WHEREAS, the Company is a corporation formed and duly qualified in the State of Nevada.

     WHEREAS, the Company desires to engage Employee to perform certain services, and Employee desires to provide such services to the Company, upon the terms and conditions of this Agreement.

                                A G R E E M E N T
                                - - - - - - - - -

NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants, provisions and terms set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee agree as follows:

     1. Engagement. The Company hereby employs Employee, and Employee hereby accepts such employment, to provide the "Services" (as defined below) upon the terms and conditions set forth in this Agreement.

     2. Services. During the "Term" (as defined below) of this Agreement, Employee shall perform those services and duties as more described in Schedule 1
                                                                      ----------
attached hereto (collectively, the "Services"). Employee shall have, subject to the direction, supervision and control of the Board of Directors of the Company (the "Board"), and Employee agrees to faithfully perform, such additional duties consistent with such office as may be assigned from time to time by the Board. During the Term, Employee shall report to the Board.

     3. Term. Unless terminated earlier as provided in this Agreement, the Company retains Employee to provide the Services for a term beginning on October 1, 2000 (the "Start Date") and ending September 30, 2005 (the "Term"). Thereafter, the Term shall be automatically extended for successive periods of one (1) year unless either the Company or Employee gives the other a written notice electing not to extend the Term, given not less than three (3) months prior to the date upon which any such extension would otherwise begin. As used herein, the term "Term" means the original term and any extension thereof.

     4. Time and Effort. Employee shall perform the Services under this Agreement in a diligent and competent manner. During the Term, Employee shall perform the Services for the Company on a full-time basis.

     5. Compensation. In consideration of Employee's performance of the Services hereunder and other covenants and agreements of Employee hereunder, the Company shall provide to Employee the compensation set forth in this Section 5.

     5.1     Base  Salary.  During  the Term, Employee shall receive a base
             ------------
salary of One Hundred Twenty Thousand Dollars ($120,000) annually, payable in accordance with the Company's payroll procedures.

     5.2     Bonus  Compensation.  During  the  Term,  the  Company shall pay to
             -------------------
Employee an annual bonus compensation equal to one percent (1%) of the Company's total gross sales for such fiscal period, pursuant to the terms of Schedule 2,
                                                                     ----------
attached  hereto  and  incorporated  herein  by  this  reference.

          5.3     Right  of  First  Refusal.  In  the  event that the Company is
                  -------------------------
involved in any future offering of shares in the Company, Employee shall have the right of first refusal to purchase, at the purchase price offered to other investors, such number of shares of the Company under such offering so that Employee's total interest in the Company will not be less than forty percent (40%) of the total issued and outstanding shares of capital stock in the Company (as determined on a fully diluted, as converted basis).

          5.4     Stock  Option Plan.  A stock option plan (the "Plan") is being
                  ------------------
established by the Company. Employee shall be entitled to receive options to purchase shares under the Plan equal to a minimum of forty percent (40%) of the total issued and outstanding shares of capital stock in the Company as of the establishment of the Plan (as determined on a fully diluted, as converted basis) (the "Optioned Shares"). Employee shall be entitled to receive such other shares under the Plan as determined by the Company's board of directors in its discretion. Employee hereby acknowledges that Employee's right, title and interest in and to any option granted under this Section 5.4 shall be subject to the terms and conditions set forth in the Plan.

     6.     Other  Benefits.  Employee  shall  be  entitled  to  the  following:

          6.1     Reimbursement  of  Expenses.  The  Company  shall  reimburse
                  ---------------------------
Employee for all business-related expenses and costs actually incurred by Employee in the performance of the Services under this Agreement. Reimbursement of all such costs and expenses shall be subject to reasonable policies and procedures established from time to time by the Company, including, without limitation, as those set forth in the Company's Employee Handbook, as amended.

          6.2     Paid Vacation.  During the Term, Employee shall be entitled to
                  -------------
such period of paid vacation as available to other employees of the Company as set forth in the Company's Employee Handbook, as amended. Employee shall be entitled to no less than three (3) weeks of paid vacation annually. Notwithstanding the foregoing, during the first three (3) years of the Term, vacation shall not be taken more than two (2) weeks consecutively.

          6.3     Car  Allowance.  During  the  Term,  the  Company will provide
                  --------------
Employee  with  a  car  allowance  of  Seven  Hundred  Dollars ($700) per month.

          6.4     Insurance.  During  the  Term,  Employee shall receive full
                  ----------
medical coverage generally available to the Company's other executive and managerial employees. In addition, Employee shall be entitled to receive all other benefits of employment generally available to Company's other executive and managerial employees when and as Employee becomes eligible for them, including dental, life insurance and disability plans.

     7.     Work  Products/Confidentiality/Non-Competition.

     7.1     Work  Products.  Employee  hereby  acknowledges and agrees that any
             --------------
and all "Work Products" (as defined below) which may have been or are made, developed or conceived of in whole or in part by Employee, or any of Employee's Representatives, in connection with services provided on behalf of the Company or relating to the business of the Company, shall belong solely and exclusively to the Company. Employee shall assign or cause its Representatives to assign to the Company such Employee's or Representative's entire right, title and interest, including all patent, copyright, trade secret, trademark and other proprietary rights, in any and all Work Products. The term "Work Products" means and includes, without limitation, a discovery, a development, a design, an improvement, an invention, a know-how, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, business plans, software programs (including the object and source code thereto) or a list (whether in written form or otherwise) of actual or potential customers or suppliers, which is not commonly known by or available to the public and which information (i) derives economic value, actual or potential, from not being generally known to and not being readily ascertainable by proper means by other persons who can obtain economic value from its disclosure or use and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

     7.2     Business  Opportunities.  Employee  covenants  and  agrees that any
             -----------------------
business opportunity which Employee or Employee's "Representatives" (as defined herein) might have during the term of this Agreement which relates to the business of the Company shall first be offered to the Company. If the Company rejects such offer, Employee shall be free to pursue such opportunity. The term "Representative" means and includes, with respect to any person or entity, each shareholder, director, officer, manager, constituent member, constituent partner, trustor, beneficiary, trustee, successor-in-interest, predecessor-in-interest, "Affiliate" (as defined in Section 7.4 hereof), employee, agent, attorney or other representative of such party, expressly excluding however, with respect to each party to this Agreement, the other party to this Agreement.

     7.3     Proprietary Information.  In the course of Employee's employment by
             -----------------------
the Company, each of Employee and Employee's Representatives, has had, and will continue to have, access to confidential and proprietary information regarding the Company and its business, including, but not limited to, information regarding the Company's technologies, methods and techniques, product information, specifications, technical drawings and designs, trade secrets, know-how, sources of supply, product and market research data, customer lists, marketing plans, and financial information regarding the Company and its operations. Such information shall be referred to hereinafter as "Proprietary Information" and shall include any and all of the information of the type described and shall also include any and all other confidential and proprietary information relating to the business to be conducted by the Company, whether previously existing, now existing or arising hereafter, whether conceived or developed by others or by Employee alone or with others, and whether or not conceived or developed during regular working hours. Proprietary Information which is released into the public domain during the period of Employee's employment under this Agreement, provided the same is not in the public domain as a consequence of disclosure directly or indirectly by Employee in violation of this Agreement, shall not be subject to the restrictions of this Section.

     7.3.1     Fiduciary  Obligations.  Employee  acknowledges  that the Company
               ----------------------
has taken all reasonable steps in protecting the secrecy of the Proprietary Information, that said Proprietary Information is of critical importance to the Company and that a violation of this Section of this Agreement would seriously and irreparably impair and damage the Company's business. Accordingly, Employee agrees that it shall keep (and shall use its commercially reasonable best efforts to cause its Representatives to keep) all Proprietary Information in a fiduciary capacity for the sole benefit of the Company.

     7.3.2     Non-Disclosure.  Employee  shall not, directly or indirectly, use
               --------------
or disclose (except as Employee's duties may require and except as required by law) any Proprietary Information to any person other than the Company, any employees of the Company who are authorized, at the time of such disclosure, to receive such information, or such other persons to whom Employee has been specifically instructed to make disclosure by the Board of Directors of the Company and in all such cases only to the extent required in the course of


Employee's employment by the Company. At the termination of this Agreement, Employee shall deliver to the Company all notes, letters, documents, records, computer files, programs and other media which may contain Proprietary Information which are then in its possession or control and shall not retain or use any copies or summaries thereof.

      7.4     Non-Competition.  During  the Term and for the two year period
              ---------------
following the termination or expiration of the Term (such periods referred to collectively as the "Restriction Period"), neither Employee nor any of Employee's "Affiliates" (as defined below) shall, directly or indirectly, engage in, become employed by, serve as an agent or consultant to, or become a constituent member, partner, principal or stockholder (other than a holder of less than 5% of the outstanding voting shares of any publicly-held company) of any person or entity which engages directly or indirectly in any business or activity competitive with any business or activity engaged in by the Company or any of its subsidiaries. "Affiliates" shall mean and include, with respect to any other person or entity, any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with such person or entity.

     7.5     Non-Solicitation  of  Employees.  During  the  Restriction  Period,

             -------------------------------
neither Employee nor any of Employee's Affiliates shall, directly or indirectly, for Employee's own account or for the account of any other person or entity with which Employee is or shall become associated in any capacity, (a) solicit for employment, employ or otherwise interfere with the relationship of the Company or any of its Affiliates, any person who at any time during the six months preceding such solicitation, employment or interference is or was employed by or otherwise engaged to perform services for the Company or any of its Affiliates, other than any such solicitation or employment during Employee's employment with the Company on behalf of the Company, or (b) induce any employee of the Company or any of its Affiliates who is a member of management to engage in any activity which Employee is prohibited from engaging in under any of this Section hereof or to terminate Employee's employment with the Company.

     7.6     Non-Solicitation  of  Customers.  During  the  Restriction  Period,
             -------------------------------
neither Employee nor any of Employee's Affiliates shall, directly or indirectly, solicit or otherwise attempt to establish for Employee or any other person, firm or entity any business relationship of a nature that is competitive with the business or relationship of the Company or any of its Affiliates, with any person, firm or corporation which, during the twelve-month period preceding the date Employee's employment with the Company and its Affiliates terminates, was a customer, client or distributor of the Company or any of its Affiliates, other than any such solicitation during Employee's employment with the Company or on behalf of the Company.

     8.     Termination.

     8.1     Termination  Upon  Death.  If  Employee  dies during the Term, this
             ------------------------
Agreement shall terminate. Upon such termination, Employee shall be entitled to all accrued and unpaid compensation due under Section 5 above and the other obligations of the Company under this Agreement shall cease as of the date of the termination.

     8.2     Termination  Upon  Permanent  Disability.  In  the  event  of  the
             ----------------------------------------
"Permanent Disability" (as hereinafter defined) of Employee, the Company may terminate this Agreement pursuant to the terms and conditions set forth in the Company's Employee Handbook, as amended. Notwithstanding the foregoing or any other provision contained herein or in the Employee Handbook to the contrary, in the event of Permanent Disability, Employee shall receive no less than fifty percent (50%) of such Employee's base salary immediately prior to Permanent Disability for a period of no less than three (3) years following such Permanent Disability. For the purposes of this Agreement, Employee shall be deemed to have suffered "Permanent Disability" in the event that Employee has become disabled by physical or mental illness or injury to the extent that the Board of Directors of the Company reasonably believes, notwithstanding such reasonable accommodations as the Company may make in response to such disability, that Employee cannot carry out or perform Employee's duties hereunder. In the event that the Company terminates this Agreement following Employee's Permanent Disability, other than accrued and unpaid compensation due to Employee, the compensation obligations of the Company under Section 5 hereof and any other obligations of the Company under this Agreement shall cease as of the date of the termination.

     8.3     Termination  by  Employee.
             -------------------------

     8.3.1 Employee may terminate this Agreement without cause at any time and for any reason upon sixty (60) days' notice to the Company.

     8.3.2 Employee may immediately terminate this Agreement for cause at any time by written notice to the Company. For purposes of this Agreement, the term "cause" for termination by Employee shall be (a) a breach by the Company of any material covenant or obligation hereunder; or (b) the voluntary or involuntary dissolution of the Company. The written notice given hereunder by Employee to the Company shall specify in reasonable detail the cause for termination, and, in the case of the cause described in (a) above, such termination notice shall not be effective until thirty (30) days after the Company's receipt of such notice, during which time the Company shall have the right to respond to Employee's notice and cure the breach or other event giving rise to the termination. In the event that the Company is able to cure, this Agreement shall continue in full force and effect.

     8.4     Termination  by  the  Company.  The  Company  may  terminate  this
             -----------------------------
Agreement for cause at any time by written notice to Employee. For purposes of this Agreement, the term "cause" for termination by the Company shall be (a) a conviction of or plea of guilty or nolo contendre by Employee to a felony; (b) any action or activity of Employee which could reasonably be expected to have a material adverse effect on the Company, its business, its goodwill or its prospects; (c) the refusal by Employee to perform its material duties and obligations hereunder; or (d) Employee's gross negligence or willful and intentional misconduct in the performance of its duties and obligations. The written notice given hereunder by the Company to Employee shall specify in reasonable detail the cause for termination. In the case of a termination for the cause described in (a) above, such termination shall be effective upon receipt of the written notice. In the case of the causes described in (b) through (d) above, such termination notice shall not be effective until thirty
(30) days after Employee's receipt of such notice, during which time Employee shall have the right to respond to the Company's notice and cure the breach or other event giving rise to the termination. In the event that Employee is able to cure, this Agreement shall continue in full force and effect.

      8.5     Effect  of  Termination.  Upon  any  termination  of  this
              -----------------------
Agreement, the obligations and covenants of the parties hereunder shall be of no further force and effect, except as provided in Section 11.7 below and as set forth in this Section 8.5. Upon any termination of this Agreement by Employee or the Company pursuant to Section 8 hereof, (a) the Company shall pay to Employee all accrued and unpaid compensation as of the date of such termination subject to the terms and conditions set forth in this Agreement; and (b) all other obligations of the Company under this Agreement shall cease as of the date of such termination, including, without limitation, the right of Employee with respect to any unvested Shares and any future offering by the Company.

      8.6     Effect  of  Combination  or Dissolution.  This Agreement shall
              ---------------------------------------
not be terminated by the voluntary or involuntary dissolution of the Company, or by any merger or consolidation in which the Company is not the surviving or resulting entity, or any transfer of all or substantially all of the assets of the Company, or upon any transfer of a majority of the ownership interests of the Company by one or more members in one or more transactions, or upon the issuance of units of membership interests of the Company constituting a majority of the outstanding units immediately following such issuance. Instead, subject to Employee's right to terminate this Agreement pursuant to Section 8.3 above, the provisions of this Agreement shall be binding on and inure to the benefit of the Company's creditors, the surviving business entity or the business entity to which such units or assets shall be transferred.

     9.     Remedies.

     9.1     Injunctive  Relief.  Employee  acknowledges and agrees that (i) the
             ------------------
covenants and the restrictions contained in Section 7 above are necessary, fundamental, and required for the protection of the Company's business; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each of such covenants a unique and extraordinary value; and (iii) a breach of any of such covenants will result in irreparable harm and damages to the Company which cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, the Company shall be entitled to seek injunctive or other equitable relief to restrain or enjoin Employee from breaching any such covenant or to specifically enforce the provisions of Section 7 above.

     9.2     No  Limitation  of  Remedies.  Notwithstanding  the  provisions set
             ----------------------------
forth in Section 9.1 of this Agreement or any other provision contained in this Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including without limitation, this
Section 9, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     10. Representations and Warranties. Employee hereby represents and warrants to the Company as follows:

     10.1     Acquisition  Entirely  for  Own  Account.  Employee  agrees  that
              ----------------------------------------
Employee is acquiring the shares in the Company ("Shares") for investment purposes only, for Employee's own account, and not for sale or with a view to distribution of all or any part of such Shares. Employee has no contract, undertaking, agreement or arrangement with any person or entity to sell, hypothecate, pledge, donate, or otherwise transfer (with or without consideration) the Shares or any portion thereof, and Employee has no present plans or intention to enter any such contract, undertaking agreement or arrangement.

     10.2     Accredited  Investor.  With respect to the acquisition of the
              --------------------
Shares, Employee qualifies as an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

     10.3     Investment Experience.  Employee acknowledges and understands that
              ---------------------
an investment in the Company is speculative in nature and involves a high degree of risk, and that the Company has no financial or operating history. Employee acknowledges that Employee is able to fend for himself/herself, can bear the economic risk of Employee's investment, and has such knowledge and experience in financial or business matters that Employee is capable of evaluating the merits and risks of the investment in the Shares.

     10.4     Restricted  Shares.  Employee  acknowledges  that  Employee  was
              ------------------
informed that the Shares are not registered under the Securities Act or applicable state laws, and that such Shares are "restricted Shares" and may not be transferred or otherwise disposed of unless subsequently registered under the Securities Act or such laws, or unless an exemption from such registration is available.

     11.     Miscellaneous.

     11.1     Successors  and  Assigns.  This  Agreement  is  in the nature of a
              ------------------------
personal services contract; and neither party shall assign this Agreement without the prior written consent of the other party. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal Representatives.

     11.2     Governing  Law.  This  Agreement  shall  be construed under and in
              --------------
accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law).

     11.3     Waiver.  The failure of the Company to insist on strict compliance
              ------
with any of the terms, covenants, or conditions of this Agreement by any other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

     11.4     Notices.  Any  notice  or  other  communication  required  or
              -------
permitted hereunder (each, a "Notice") shall be in writing, and shall be deemed to have been given (a) two (2) days following deposit of such Notice in the United States mail, certified, postage prepaid, return receipt requested, or (b) upon receipt if delivered personally, or delivered by reputable, recognized third party overnight delivery service or courier service or (c) the next business day following receipt, if transmitted by facsimile (provided that such facsimile is followed by the deposit of the original Notice, or a copy thereof, in the United States mail, certified, postage prepaid, return receipt requested, no later than the next business day following transmission of such facsimile), addressed to the parties as follows:

To  Employee:               Mr.  Charles  C.  Seven
                            ____________________________
                            ____________________________
                            ____________________________



To  the  Company:          TransWorld  Benefits,  Inc.
                           Attn:  ____________________
                           18401  Von  Karman
                           Irvine,  California  92617

Either party may require such Notices to be delivered and given to any address different from or additional to the address set forth above, by delivering
Notice  thereof  to  the  other  party  pursuant  to  this  Section.

     11.5     Arbitration.  Any  controversy  arising out of or relating to this
              ------------
Agreement shall be settled by arbitration in Orange County, California in accordance with the Commercial Arbitration Rules of the American Arbitration Association before a single arbitrator agreed to by the parties. If no agreement can be reached regarding the selection of such arbitrator, the American Arbitration Association shall deliver to the parties a list with the names of three qualified arbitrators. Each party shall select a single name. The name not selected by either party or, in the alternative, selected by both parties shall be the arbitrator of such controversy. The decision of the arbitrator shall be binding and non-appealable. The parties hereto consent to the jurisdiction of the Superior Court of the State of California for the County of Orange and of the United States District Court of the Southern District for all purposes in connection with such arbitration, including the entry of judgment on any award.

     11.6     Amendments.  This  Agreement,  together  with  the  attached
              ----------
Schedule(s), constitutes the entire agreement of the parties hereto with respect to the employment and retention of Employee by the

Company, and supersedes any and all prior and contemporaneous agreements, whether oral or in writing, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended, modified, altered or supplemented except by written agreement executed and delivered by the parties hereto.

     11.7     Survival of Certain Rights and Obligations.  The rights and
              ------------------------------------------
obligations of the parties hereto pursuant to Sections 7, 8.5, 9 and 10 of this Agreement shall survive the termination of this Agreement.

     11.8     Severability.  If  any  provision  of  this Agreement is held by a
              ------------
court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way. If any court of competent jurisdiction holds any provision of this Agreement to be invalid, void or unenforceable with respect to any state, region or locality, such provision shall nevertheless continue in full force and effect in all other states, regions and localities to which such provision applies.

     11.9     Further  Assurances.  The parties agree that, at any time and from
              -------------------
time to time during the Term, they will take any action and execute and deliver any document which the other party reasonably requests in order to carry out the purposes of this Agreement.

     11.10     Counterparts.  This  Agreement  may  be  executed  in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.11     Attorneys'  Fees.  If any action at law or in equity is necessary
               ----------------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover any and all reasonable attorneys' fees, expert witness fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     11.12     No  Third  Party Beneficiary.  This Agreement is made and entered
               ----------------------------
into between the parties solely for the benefit of the parties, and not for the benefit of any other third party or entity. No third party or entity shall be deemed or considered a third party beneficiary of any covenant, promise or other provision of this Agreement or have any right to enforce any such covenant, promise or other provision against either or both parties.

                        [signatures follow on next page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first above written.

"Company"

TRANSWORLD BENEFITS, INC., a Nevada corporation

By: ____________________________________________
Name: __________________________________________
Title: _________________________________________



"Employee"


___________________________________________
CHARLES  C.  SEVEN,  an  individual

                                   Schedule 1

                              Description of Duties


During  the  Term,  Employee  shall  perform  the  following  services:

(1)     Serve  as  the  Chief  Executive  Officer  of  the  Company.

(2)     Serve  as  Chairman  of  the  Company's  Executive  Committee.

(3)     Serve  as  Chairman  of  the  Company's  Board  of  Directors.

(4) Perform such other duties as consistent with the office of the Chief Executive Officer of a comparably-sized company engaged in activities comparable to the business of the Company.

                                   Schedule 2

                                  Business Plan

                              (See attached pages)

                                  SCHEDULE  "D"
                                  -------------

     to  that  Share  Purchase  Agreement  dated  as  of  October  4,  2002








                      REAL  PROPERTY  &  LEASES  OF  THE  COMPANY


Sublease dated May 16, 2002, by and between DHR International, Inc. and Transworld Benefits, Inc., as amended by that certain Amendment No. 1 to Office Building Lease and Consent of Landlord to Sublease dated September 2002.

                                 SCHEDULE  "E"
                                 -------------

     to  that  Share  Purchase  Agreement  dated  as  of  October  4,  2002








                     ENCUMBRANCES  ON  THE  COMPANY'S  ASSETS

                                      None.

                                  SCHEDULE  "F"
                                  -------------

     to  that  Share  Purchase  Agreement  dated  as  of  October  4,  2002








                              COMPANY  LITIGATION

                                      None.

                                 SCHEDULE  "G"
                                 -------------

     to  that  Share  Purchase  Agreement  dated  as  of  October  4,  2002








                            PURCHASER  LITIGATION

                               SCHEDULE  "H"
                               -------------

     to  that  Share  Purchase  Agreement  dated  as  of  October  4,  2002








             REGISTERED  TRADEMARKS,  TRADE  NAMES  &  PATENTS
                             OF  THE  COMPANY

                                  None.